SCHEDULE 14C
                                 (Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934


Check the appropriate box:

[ ] Preliminary information statement      [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
[X] Definitive information statement           Rule 14c-5(d)(2))

                            CARSUNLIMITED.COM, INC.
                  (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.

[X] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Fee amount is based on the total consideration of forgiveness of approximately $114,000 of debt owed by the Company to the Purchaser of substantially all of the Company's assets.

     (4)  Proposed maximum aggregate value of transaction: $114,000

     (5)  Total fee paid: $23.00

         [X] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

                              CARSUNLIMITED.COM, INC.
                              PO Box 446, Sea Cliff
                                 New York 11579
                                  516-671-5551
Dear Shareholder:

     This information statement is being furnished to the holders of common stock, par value $.001 per share, of Carsunlimited.com, Inc. ("Carsunlimited" or the "Company"), in connection with the proposed sale of substantially all of the assets of Carsunlimited, a Nevada corporation, to Anthony Genova, Jr., its current President.

     We believe the asset sale is in the best interests of Carsunlimited and its shareholders. The asset sale has the unanimous support of our Board of Directors, and our controlling shareholders have consented in writing to the asset sale pursuant to a proposed asset purchase agreement dated June 17, 2002 which contains standard and customary terms and conditions and which was approved by our Board of Directors. This action by our controlling shareholders is sufficient to ensure that a majority of our shareholders approve the asset sale without the vote of any other shareholder. Accordingly, your approval is not required and is not being sought. The sale of assets described in this information statement will not become effective until 20 days from the date of mailing of a definitive Information Statement to our shareholders.

     Carsunlimited.com shareholders will not receive any cash, stock or other property in connection with, or as a result of, the sale of assets. Carsunlimited.com common stock will, subject to regulatory requirements, continue to be quoted on the OTC Bulletin Board, and Carsunlimited.com will make reasonable efforts to continue to file reports with the Securities and Exchange Commission.

We Are Not Asking You For A Proxy and You Are Requested Not To Send Us A Proxy.

     This information statement and the attached documents provide you with detailed information about the asset sale. Please read these documents carefully in their entirety. You may also obtain information about us from publicly available documents that have been filed with the Securities and Exchange Commission.

                                                     Very truly yours,

                                                     Anthony Genova, Jr.
                                                     President

                             Carsunlimited.com, Inc.
                              PO Box 446, Sea Cliff
                                 New York 11579
                                  516-671-5551

INTRODUCTION

     This information statement is being mailed or otherwise furnished to shareholders of Carsunlimited.com, Inc., a Nevada corporation (the "Company"), in connection with the prior approval by our Board of Directors, and receipt by the Board of approval by written consent of the holders of a majority of the outstanding shares of the Company's common stock, of the sale of substantially all of the assets of the Company.

     On May 22, 2002 five of our shareholders, Anthony Genova, Lawrence Genova, Joseph Marks, William Quinn and Michael Makropoulos ("Sellers") entered into a stock purchase agreement whereby they agreed to sell an aggregate of 21,000,000 shares of the Company's common stock (the "Stock Agreement") which will result in a change in control of the Company. As a result, at the Closing under the Stock Agreement, the current officers and directors of the Company will resign, and persons designated by the buyers in that agreement will be appointed as the new officers and directors of the Company. The sale of substantially all of our assets as described in this Information Statement is a condition precedent to the consummation of the transactions contemplated by the Stock Agreement. Attached to this Information Statement as Appendix A is our current report on Form 8-K, dated May 23, 2002, which provides disclosure regarding the Stock Agreement. Attached to this Information Statement as Appendix B is an Information Statement on Schedule 14F-1, dated June 17, 2002, which provides disclosure regarding the change of our directors and management, which will occur upon consummation of the transaction contemplated by the Stock Agreement.

     Our Board of Directors believes the asset sale, as required by the Stock Agreement, is in the best interest of the Company and its shareholders. The asset sale has the unanimous support of our Board of Directors, and our controlling shareholders have consented in writing to the asset sale pursuant to a proposed asset purchase agreement, which contains standard and customary terms and conditions. This action by our controlling shareholders is sufficient to ensure that a majority of our shareholders approve the asset sale without the vote of any other shareholder. Accordingly, your approval is not required and is not being sought.

     This Information Statement is furnished solely for the purpose of informing shareholders in the manner required under the Securities Exchange Act of 1934, as amended, of these actions before they take effect.

We Are Not Asking You For A Proxy and You Are Requested Not To Send Us A Proxy.

     The principal executive offices of the Company are located at PO Box 446, Sea Cliff, New York 11579. The approximate date on which this Information Statement was first sent or given to holders of the Company's common stock, par value $.001 per share (the "Common Stock") shall be on or about June 27, 2002.

VOTING

     Our ability to sell the assets without having a special meeting is authorized by Section 78.320 of the Nevada Revised Statutes, (the "Nevada Law"). This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting. In accordance with Nevada Law, the Company secured the written consent of a majority of the shareholders of the Company's Common Stock, approving the sale of substantially all of the Company's assets. As a result of the action of the majority of the shareholders of the Company, proxies will not be solicited and no additional vote shall be taken on these matters.

     Only shareholders of the Company's Common Stock of record at the close of business on June 4, 2002 (the "Record Date") were entitled to receipt of the written action approving the matters described above. Each holder of Common Stock was entitled to one vote on each of the foregoing matters, for each share of Common Stock held by such shareholder. There were outstanding on the Record Date 26,530,000 shares of Common Stock (Such figure includes an aggregate of 2,550,000 shares of our common stock which have been authorized for issuance; however, these shares have not yet been physically delivered to their respective shareholders due to the Company's inability to make payment to its transfer agent on outstanding invoices.)

     Under Nevada law and the Company's bylaws, any action that may be taken at an annual meeting of shareholders may be taken without a meeting, without prior notice and without a vote if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The action of shareholders by written consent holding a majority of the issued and outstanding shares of the Company approved the asset sale, effective on or about June 4, 2002. A copy of the type written consent is attached to the Information Statement as Appendix C.


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                             CARSUNLIMITED.COM, INC.

ASSET SALE

     This information statement is being mailed or otherwise furnished to shareholders of Carsunlimited.com, Inc., a Nevada corporation (the "Company"), in connection with the prior approval by our Board of Directors, and receipt by the Board of approval by written consent of the holders of a majority of the outstanding shares of the Company's common stock, of the sale of substantially all of the assets of the Company.

Q: WHAT TRANSACTION IS BEING PROPOSED?

A: We are selling substantially all of our assets used in the operations of our automobile warranty business to Anthony Genova, Jr., our current President.


Q: WHAT ARE THE REASONS FOR THE ASSET SALE?

A: Due to our financial projections and the inability to continue ongoing operations with our current cash flow, along with other factors including the level of competition in the auto/warranty industry, the inability of the Company to raise additional equity capital, the severe slowdown experienced in start up businesses as the general economy fell into recession, and our sales diminished and prospects and general economic conditions, our Board of Directors has deemed it advisable and in the best interests of the Company and our shareholders to enter into the Stock Agreement as outlined above. The sale of substantially all of our assets is a condition precedent to the consummation of the transactions contemplated by the Stock Agreement.



Q: WHAT VOTE OF SHAREHOLDERS IS REQUIRED TO APPROVE THE ASSET SALE?

A: Approval of the asset sale requires approval by a majority of the holders of all outstanding shares of the Company. Our controlling shareholders believe that it is in the best interests of the Company and our shareholders, and they have consented in writing to the asset sale pursuant to an asset purchase agreement containing customary and standard terms and conditions and approved by our Board of Directors. The determination that the assets sale is in our best interests was made by our board without the benefit of a fairness opinion or independent appraisal. This action by our controlling shareholders is sufficient to obtain the shareholder vote necessary to approve the asset sale without the approval of any other shareholder. Therefore, you are not required to vote and your vote is not being sought.

Q: WHEN WILL THE ASSET SALE BE COMPLETED?

A: We have been working towards completing the asset sale as quickly as possible. The Sellers who have entered into a Stock Agreement expect to close that transaction on or before June 28, 2002 and the sale of our assets will become effective simultaneously with that closing.

Q: WILL I RECEIVE ANYTHING IN THIS TRANSACTION?

A: No. The Company's shareholders will not receive any cash, stock or other property in connection with, or as a result of, the sale of assets.

Q: WILL I STILL BE ABLE TO SELL MY STOCK?

A: Yes. Our common stock will, subject to regulatory requirements, continue to be quoted on the OTC Bulletin Board after the asset sale, and we will make reasonable efforts to continue to file all required reports with the Securities and Exchange Commission.

Q: WHOM DO I CALL IF I HAVE QUESTIONS?

A: If you have any questions, require assistance, or need additional copies of this information statement or other related materials, you should call Anthony Genova, Jr. our President, at 516-671-5551.

The following is a description of the material information from this information statement and may not contain all of the information that is important to you. To understand the asset sale fully, and for a more complete description of the legal terms of the asset sale, you should carefully read this information statement and all appendices to it and the documents to which we refer you. Additional information about us has been filed with the SEC and is available upon request without charge, as described under "Where You Can Find More Information".


THE COMPANY

     CarsUnlimited.com, Inc. was incorporated in the State of Nevada on March 7, 2000. Our Internet Web address is http://www.carsunlimited.com. We are an early development stage company. Our initial goal was to provide our users with the ability to search a database that contains detailed information about the automobile industry, new and used car sales as well as a parts database and extended warranty information from around the world. Our service was intended to offer Internet users a quick and easy way to search for automobile related needs according to their interests via the Internet. Since December, we determined that the expected revenues from operations will not be sufficient to meet the operating expenses and we sought to consummate a business combination with a profitable privately owned company.


REASONS FOR THE ASSET SALE

         Important factors in the Board of Director's determination to enter into the proposed asset sale included, but were not limited to, the following:

         our financial projections;

         the questionable ability of the Company to continue to fund its existing operations with our current cash flow;

         the level of competition in the auto/warrant industry;

         the inability of the Company to raise additional equity capital;

         the effects of the events of September 11, 2001 on the New York economy and our sales and prospects; and

         general economic conditions.


     Our Board of Directors believes that the proposed asset sale, and the transactions contemplated by the Stock Purchase agreement which will, among other things, cause a change in control of the officers and directors of the Company, is in the best interest of the Company and its shareholders. The determination that the assets sale is in our best interests was made by our board without the benefit of a fairness opinion or independent appraisal. Our Board of Directors unanimously:

         approved the form, terms and provisions of the asset sale;

         approved and declared the asset sale advisable pursuant to an asset purchase agreement containing customary and standard terms and provisions and approved by our Board of Directors; and

         recommended that our shareholders approve and adopt the asset sale.

INTEREST OF EXECUTIVE OFFICERS AND DIRECTORS IN THE ASSET SALE AND STOCK AGREEMENT; POTENTIAL CONFLICTS OF INTERST

     You should be aware that one of our officers and directors has interests in the asset sale that are different from, or in addition to, yours. Namely, Anthony Genova, our Chairman, is the person buying substantially all of our assets. Our Board of Directors was aware of these interests and considered them, among other matters, in approving the asset sale.

     Mr. Genova and the other officers and directors of the Company have entered into the Stock Agreement for the sale of their personal common stock to sell an approximate aggregate amount of 21,000,0000 shares. As such, if the proposed transaction closes, the purchasers would obtain a majority control of the Company's common stock and, as part of the negotiations, will become directors of the Company. As part of the Stock Agreement, the Company must enter into an asset sale agreement with Mr. Genova. As such, Mr. Genova benefits from the asset sale and the officers and directors, as selling stockholders, benefit from the closing of the stock sale transaction.

SHAREHOLDER VOTE REQUIRED TO APPROVE THE ASSET SALE

     Approval of the asset sale requires approval by a majority of the holders of all outstanding shares of our common stock. Our controlling shareholders have consented in writing to the asset sale. The approval by our controlling shareholders is the only approval from our shareholders required to approve the asset sale pursuant to an asset purchase agreement containing customary and standard terms and conditions.


CONSEQUENCES TO SHAREHOLDERS

         Our shareholders will not receive any cash, stock or other property in connection with, or as a result of, the sale of assets. Our common stock will, subject to regulatory considerations, continue to be quoted on the OTC Bulletin Board after the asset sale, and we will make reasonable efforts to continue to file all required reports with the Securities and Exchange Commission.

OUR BUSINESS AFTER THE ASSET SALE

     As the sale of the Company's assets is in connection with the Stock Agreement outlined above, shareholders should note that the purchasers of the 21,000,000 shares of common stock (the "Buyers"), pursuant to the Stock Agreement, have advised the Sellers of their intention to identify one or more qualified target entities in order to acquire those qualified target entities or otherwise effect a business combination of those entities with the Company (the "Business Combination") after the Closing. In addition, the Buyers and the Company agree that the number of common shares issuable in connection with a Business Combination shall not exceed Seventy Four Million, Seven Hundred Eighty Thousand (74,780,000) unless the Company obtains the prior written consent of Anthony Genova. Without the prior written consent of Anthony Genova, which consent may be withheld in his sole and exclusive discretion, the Buyers shall not permit the Company to effect a Business Combination with an entity or entities unless, at the consummation of the Business Combination, or series of Business Combinations, the target entities have had, on a combined basis, revenues of at least Two Million, Five Hundred Thousand Dollars ($2,500,000) for the last fiscal year.


CONSEQUENCES TO SHARHEOLDERS

     Our shareholders will not receive any cash, stock or other property in connection with, or as a result of, the sale of assets. Our common stock will, subject to regulatory considerations and subject to any decision to seek an orderly liquidation, continue to be quoted on the OTC Bulletin Board after the asset sale, and we will make reasonable efforts to continue to file all required reports with the Securities and Exchange Commission.

BACKGROUND OF THE TRANSACTION

     Despite our efforts to increase sales revenue and reduce expenses in the past year, we continued to experience a negative cash flow during 2001. After considering several alternatives, the parties agreed that the asset sale, in connection with the Stock Agreement, described in this information statement was in the best interests of the Company and its shareholders.

PRINCIPAL STOCKHOLDERS OF THE COMPANY

     The following tables set forth the beneficial ownership of the Company prior and immediately following the Closing:

STOCKHOLDINGS  PRIOR  TO  CLOSING

     The following table sets forth, as of the date of this Information Statement, the stock ownership of each executive officer and director of the Company, all directors and executive officers as a group, and each person known by the Company to be a beneficial owner of more than five percent of its issued and outstanding Common Stock. As of such date, the Company had a total of 26,530,000 shares of Common Stock issued and outstanding. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares. Except as otherwise noted, no person listed below has any options, warrants, or other rights to acquire additional securities of the Company.



Name  and  Address               Amount  and  Nature               Percent
of  Beneficial  Owner          of  Beneficial  Owner(1)          of  Class
---------------------          ------------------------          ---------

Anthony  J.  Genova,  Jr.               16,086,000                  60.6%
Director
PO  Box  446
Seacliff,  New  York  11579

Paul  Greco  Family
Ltd. Partnership                           735,000(2)               2.77%
500 North Broadway
Jericho, NY 11753

The  Greco  Family  Ltd.
Partnership                                735,000(2)               2.77%
500 North Broadway
Jericho, NY 11753

Michael  Makroplous  (3)                   450,000                  1.69%
Director
PO  Box  446
Seacliff,  New  York  11579

Joseph  Marks  (3)                       4,450,000                 16.77%
Director
PO  Box  446
Seacliff,  New  York  11579

William  Quinn                             300,000                  1.13%
Secretary  and  Treasurer
PO  Box  446
Seacliff,  New  York  11579

Lawrence  Genova                           150,000                     (*)
Director
PO  Box  446
Seacliff,  New  York  11579

All  directors  and  executive
officers  as  a  group  (5  persons)    21,436,000                  80.7%

______________________________________

(*)  Represents  less  than  1%

(1) These figures are based upon 26,530,000 shares of the Company's common stock issued and outstanding as of June 1, 2002. These figures include an aggregate of 2,550,000 shares of the Company's common stock that have been authorized for issuance but have not been physically issued or delivered. These shares have not yet been physically delivered to their respective shareholders due to the Company's inability to make payment to its transfer agent on outstanding invoices. Except as otherwise noted in these footnotes, the nature of beneficial ownership for shares reported in this table is sole voting and investment power.

(2) Such shares have been authorized for issuance, but have not been physically issued or delivered. They are included in the Company's calculation of 26,530,000 shares of common stock outstanding. Such shares are subject to a leak out provision of 10% per month. The aggregate number of shares owned by the group, comprised of the Paul Greco Family Ltd. Partnership and The Greco Family Ltd. Partnership, is 5.7% of the Company's outstanding common stock.

(3)  Michael  Makropoulos  and  Joseph  Marks  are  brothers.

OFFICER AND DIRECTOR STOCKHOLDINGS FOLLOWING  THE  CLOSING

     The table below sets forth the name and address of every person who, following the Closing, will be a director or executive officer of the Company, such directors and executive officers as a group, and other persons who will, to the Company's knowledge, own of record or beneficially more than five percent of its issued and outstanding Common Stock. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares. Except as otherwise noted, no person listed below has any options, warrants, or other rights to acquire additional securities of the Company.

Name  and  Address               Amount  and  Nature               Percent
of  Beneficial  Owner          of  Beneficial  Owner               of  Class
---------------------          ---------------------               ---------

Douglas  Shih                         10,500,000  (1)                 39.57%
CEO,  President  and  Director
1359  Broadway
Suite  1814
New  York,  NY  10018

Ronald  C.  H.  Lui                   10,500,000  (2)                 39.57%
Treasurer  and  Secretary
and  Director
54  Pine  Street,  4th  Floor
New  York,  NY  10005

All  directors  and  executive
officers  as  a  group
(two  persons)                        21,000,000  (1)(2)              79.14%

(1) Consists of shares purchased by Mr. Shih from the Sellers as described above.

(2) Consists of (a) 8,000,000 shares purchased from the Sellers by Loyalty United (US), Inc., a private investment company controlled by Mr. Lui, and (b) 2,500,000 shares purchased from the Sellers by CH Ventures, Inc., an entity wholly-owned by Mr. Lui. Mr. Lui is deemed to be the beneficial owner of these 10,500,000 shares.

     The Company is not aware of any material proceeding to which any of Messrs. Shih or Lui (the "Designees") is a party adverse to the interests of the Company or has a material interest adverse to the Company. During the past five years, none of the Designees has:

     (1) Petitioned for bankruptcy or had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

     (2) Been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (3) Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

     (4) Been found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.


VOTE REQUIRED

     The vote, which was required to approve the matters described above, was the affirmative vote of the holders of a majority of our voting capital stock. Each holder of the Company's Common Stock is entitled to one (1) vote for each share held. The record date for purposes of determining the number of outstanding shares of Common Stock of the Company, and for determining shareholders entitled to vote, was the close of business on June 4, 2002 (the "Record Date").



VOTE OBTAINED

     Our ability to sell the assets without having a special meeting of the shareholders to approve the asset sale is authorized by Section 78.320 of the Nevada Revised Statutes, (the "Nevada Law"). This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting. In order to eliminate the costs and management time involved in holding a special meeting of shareholders and in order to effect the asset sale as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority in interest of the voting capital stock of the Company. Accordingly, the shareholders will not be asked to take action on the asset sale at any future meeting.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     Lawrence Genova, brother of Anthony J. Genova, Jr., the Company's President and a director, provided computer related services to the Company. The Company has valued said services at $5,000 and on June 9, 2000 the Company, in consideration for such services, sold to Lawrence Genova 100,000 shares of the Company's Common Stock at a par value of $0.001, for a total purchase price of $100.00

     On July 20, 2001, Anthony J. Genova, Jr. transferred shares of common stock to Joseph Marks, a Director of the Company, as consideration for Mr. Marks's ongoing commitment to the Company in connection with Internet engineering and assisting the Company in its process of becoming listed on the OTC Bulletin Board.

CONFLICTS  OF  INTEREST

     The current officers and directors of the Company are selling the Control Shares to the Buyers. The sale of the Control Shares represents a potential conflict of interest in that the Sellers are making a current profit on the sale of their shares, irrespective of how other shareholders of the Company subsequently fare, none of whom have an opportunity to sell their own shares in such transaction nor to approve or consent to such sale. The Company has not obtained a fairness opinion in connection with the valuation of the sale of its assets.

                            MANAGEMENT OF THE COMPANY

CURRENT  BOARD  OF  DIRECTORS  AND  MANAGEMENT

The Company's Bylaws provide that it shall have a minimum of one director on the board at any time. Vacancies are filled by a majority vote of the remaining directors then in office. The directors and executive officers of the Company are as follows:


Name                          Age            Positions  Held
----                          ---            ---------------

Anthony  J.  Genova,  Jr.     42           Director,  President  &  CEO

Lawrence  Genova              45           Director

Michael  Makropoulos          43           Director

Joseph  ("Skip")  Marks       46           Director/VP  of  Internet Marketing
                                           Development

William  Quinn                53           Director/Treasurer  and  Secretary

     The above named directors will serve as the directors until the closing of the Purchase Agreement transaction at which time their successors will be appointed as described below.

ANTHONY  J.  GENOVA,  JR.

Mr. Genova has 21 years experience in the automobile industry and the banking business. He has been employed with Chemical Bank and Marine Midland Bank. His banking experience includes sales, wholesale, credit and collections. Mr. Genova also has extensive experience in the Automotive Dealership area where he was General Manager, Finance and Insurance Manager. He has also been an independent representative for dealer sales involving extended service contracts, finance, and insurance training. Anthony Genova is the brother of Lawrence Genova.

LAWRENCE  GENOVA

Mr. Genova has been in the information services profession for 20 years. He currently is a software architect and engineer for North Shore Health Systems. Mr. Genova has a strong technical background in UNIX, NT/98/95, Cisco routers, Novell as well as mainframe and mini computer installations. Mr. Genova currently consults in large multi-platform computer centers. Lawrence Genova is the brother of Anthony Genova.

WILLIAM  F.  QUINN

Mr. Quinn has been a CPA for twenty five years. He has extensive experience in financial controls and management. Mr. Quinn is a graduate of Providence College, Rhode Island.

JOSEPH  "SKIP"  MARKS

After receiving a BS in Engineering from the Colorado School of Mines, Mr. Marks began his professional development at Nalco Chemical Company and then Schlumberger. After holding several management positions including Sales Manager, Regional Operations Manager, and National Business Development Manager, he moved to Marketing Manager, North America for the $250 Million Production Services line for Schlumberger. While in this position, he developed Intranet and Internet Sales and technology transfer strategies and coordinated all marketing activities including product development, product roll-outs, advertising and R and D input. Currently, he is Chairman of MaxVentures, Inc. an Internet business construction company. This company focuses on formative stage-business opportunities by supplying strategic direction, business preparation, web and software architecture, valuation, financial forecasts and sales and marketing strategies. Mr. Marks has U.S. and International Patents, is nationally published, and has an MBA in Finance and Marketing from Tulane University. Mr. Marks and Mr. Makropoulos are brothers.

MICHAEL  MAKROPOULOS

Mr. Makropoulos contributes more than 22 years of high-tech experience. Mr. Makropolous successfully established Pan-Kurta European distribution and operations in the United Kingdom and Belgium for Kurta Corp. a major computer peripherals manufacturer. More recently, he was responsible for sales and channel development for a division of Xerox. Presently, Michael is Vice-Chairman of MaxVentures, an Internet business construction firm. This company focuses on emerging and second stage e-businesses opportunities by supplying strategic direction, business preparation, web and software architecture, valuation, financial forecasts and sales and marketing strategies. In addition to being nationally published, he actively participates, speaks and panels for the World Computer Law Congress and the Software Publishers Association. Mr. Marks and Mr. Makropoulos are brothers.

    Other than the officers and directors named above, there are no employees who are expected to make a significant contribution to our corporation.

     Lawrence Genova, a director, is the brother of Anthony J. Genova, Jr., the Company's President, CEO and a director.

     Two of the Company's directors, Mr. Marks and Mr. Makropoulos, are brothers.

     Upon the Closing, the officers and directors named above will resign as officers and directors of the Company, and the Board of Directors of the Company will be comprised of Douglas Shih and Ronald C. H. Lui, the Designees of the purchasers of the Control Shares.

COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

     The Company has no standing audit, nominating or compensation committee. It is contemplated that such committees will be formed after the Closing.

MANAGEMENT  AND  BOARD  OF  DIRECTORS  AFTER  THE  CLOSING

     None of the Designees named below is currently an officer or Director of or holds any position with the Company, nor are they known to own any shares of the Company. The following table identifies each of the Designees and executive officers of the Company who will take office at the Closing:


                            PROPOSED POSITION(S) WITH
NAME                AGE     THE COMPANY
---------------------------------------------------------------------
Douglas  Shih      49       CEO, President and Chairman of the Board
                            of Directors

Ronald  Lui        51       Treasurer,  Secretary  and  Director


DOUGLAS  SHIH

      Douglas Shih has been the General Manager of Lotusland Enterprise Co. Ltd. since 1986. Lotusland is based in Taipei, Taiwan and it acts as an exclusive sales agent for Pierre Cardin in Asia. He is responsible for all general operations, sales, procurement and production control. He also oversees Lotusland's subcontracted manufacturers in Singapore, Malaysia, Philippines, Thailand, Indonesia and Sri Lanka.

RONALD  C.  H.  LUI

     Ronald  Lui  is  the Chief Executive Officer and Chairman of Loyalty United
(US), Inc., a privately held investment holding Company and its subsidiary, Jihui Capital Services, Inc., a financial consulting firm. He has held such positions with Loyalty and Jihui since October 2001. During the period from April 2, 2001 to April 30, 2002, Mr. Lui acted as the Chief Executive Officer, President and a director of Minghua Group International Holdings Limited, a developer of alternative energy vehicles. For the previous five years prior to joining Minghua, Mr. Lui worked for Fuller International Development Ltd., a real estate development company, as the Southeast Asia Regional Director.

     Neither Mr. Lui or Mr. Shih or any of their affiliates have received any compensation from the Company, and there have been no transactions between the Company and any of these persons other than as set forth in this Information Statement.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

SUMMARY  COMPENSATION  TABLE

The following table sets forth summary information concerning compensation awarded to, earned by or paid to Anthony J. Genova, Jr., our Chairman and Chief Executive Officer, for the years ended December 31, 2001 and December 31, 2000.




                           SUMMARY COMPENSATION TABLE
                             Long-Term Compensation
                          -----------------------------
         Annual  Compensation         Awards        Payouts
        ---------------------         ------        -------
Name  and                             Restricted
Principal                             Stock
Position(s)        Year    Salary($)  Bonus($)    Other($)    Awards(#  shares)
                                                 Compensation

Anthony  Genova    2001    $124,000*
                   2000     $82,000

(*) Through December 31, 2001, Anthony J. Genova, Jr. earned approximately $124,000 of which $114,195 is accrued.


EMPLOYMENT  AGREEMENTS.

We currently have no written employment agreements with any of our key officers and directors.

OPTION  GRANTS  IN  FISCAL  YEAR  2001

We have not granted any options to our officers or directors to purchase shares of our common stock for the fiscal year ended December 31, 2001 or during the period from January 1, 2002 through the date of this Information Statement.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The following discussion is intended to provide an analysis of our financial condition and should be read in conjunction with our audited financial statements and the related footnotes. The matters discussed in this section that are not historical or current facts deal with potential future circumstances and developments. Such forward-looking statements include, but are not limited to, the development plans for our growth, trends in the results of our development, anticipated development plans, operating expenses and our anticipated capital requirements and capital resources. Our actual results could differ materially from the results discussed in the forward-looking statements.

General

     In September 2000, the Company entered into an agreement with Heritage TPA Inc. to help market the Heritage Vehicle Service Contract Program. Pursuant to the agreement Heritage is obligated to pay the Company, per month, based on sold vehicle service Contracts. The term of the agreement shall be indefinitely until canceled by either party.

     On December 20, 2001, the Company entered into a commission based contract with Warranty Gold Ltd. ("Warranty Gold") located at 7501 Hwy 290 East Suite #101 Austin, Texas 78723. Warranty Gold is an online provider of extended warranties for cars, trucks, or sport utility vehicles. Warranty Gold, pursuant to the agreement, granted the Company a limited, non-exclusive world-wide, royalty free right and license to use the Warranty Gold trade name and service marks for the purpose of advertising, marketing and promoting Warranty Gold's content on the carsunlimited.com Internet Web site. Likewise, the Company granted similar rights for Warranty Gold to promote the carsunlimited.com content on the Warrant Gold Internet Web site. The term of such agreement is for a period of one year. For contracts of Warranty Gold sold by the Company, the Company will receive $100 for the first 25 contracts; $125 per contract for the next 25 contracts and $150 per contract for every contract above 50 which was obtained by the Company.

Results of operations for the Fiscal Year Ended December 31, 2001

     The Company's revenues for the year ended 2001 were $127,711 as compared to the ten months ended December 31, 2000 (since inception on March 7, 2000) of $136,845, a decrease of $9,134 for the period. The Company's revenues decreased by 7%. Revenues are made up of commissions the Company earned on the products it sells. The Company has no cost of goods sold.

     The Company had no research and development cost for either fiscal years ended on December 31, 2000 or 2001.

     Salaries and related costs increased form $127,372 for 2000 to $140,535 for 2001, an increase of $13,163 (10%). The salaries for 2000 were for a period of ten months as compared to the full year salaries for 2001.

     Professional fees decreased from $386,588 in 2000 to $13,410 in 2001, a decrease of $373,178 (97%). The amount of professional fees paid in 2000 was primarily attributable to the Company's cost of registering and financing a public company for listing on the NASD OTC Bulletin Board.

     The Company paid sales commissions in the amount of $27,701 for the fiscal year ended December 31, 2001 as compared to the year ended December 31, 2000 of $43,797, a decrease of $16,096 or 37%. The Company used fewer outside sales persons in 2001.

     General and Administrative Expenses. Marketing, general and administrative expenses decreased from $144,502 for the year 2000 to $103,348 for the year 2001,a decrease of $41,725 or 28%. The primary reason for such decrease was the Company's reduced level of operations in 2001.

     Total operating expenses decreased from $702,259 in the year 2000 to $319,994 in the year 2001, a decrease of $382,265 or 54%. The decrease in operating expenses was primarily attributed to the decrease in professional fees incurred to start the Company.

     The operating loss for the year 2001 was $192,233 as compared to the year 2000, which was $565,268, a decrease in the loss of $412,656 or 73%.

Due to losses incurred in the past two years and a shortage in working capital of $175,190, the Company is considering selling the Company, as a reporting trading company. On April 8, 2002, the Company entered into an agreement with Constellation Partners, on a non-exclusive basis, to attempt to locate a buyer for the sale or acquisition of the Company. Should Constellation Partners provide a satisfactory candidate, Constellation Partners will be paid a one time pre-set finder's fee of 10% of the amount received by the Company plus an additional $10,000 and 10% of the common stock then retained by the selling security holders. The Company can give no assurance that a transaction will be consummated through the introductions made by Constellation Partners. Mr. Genova and the other officers and directors of the Company have entered into a letter of intent and are in the process of negotiating the sale of their personal common stock to sell an approximate aggregate amount of 21,000,0000 shares. As such, if the proposed transaction should be finalized, (i) the purchasers would obtain a majority control of the Company's common stock and (ii) as part of the negotiations, may become directors of the Company and (iii) the Company may sell its Internet Web based business to Mr. Genova. The Comapny can give no assurance that a transaction of any sort will be finalized or what the final terms of such transaction may be.

Financial Condition

     As of December 31,2001, cash totaled $867 as compared to $1977 at December 31,2000. Cash used by operating activities was $1,110 in 2001 as compared to $182,895 in 2000. Net working capital deficit of the company was $176,190 in 2001 as compared to $53,718 in 2000.

     Cash used for investing activities in 2000 was $9,678, which was for the purchase of furniture and equipment. Financing activities provided $194,550 from the issuance of common stock in the year 2000. The Company wrote down the cost of equipment by $6,366 due to impairment of the expected future cash flows of the equipment, in 2001.


For the period ended March 31, 2002
-----------------------------------

Analysis of Financial Condition.

As of March 31, 2002 we had cash reserves of $1,012 and no other liquid assets or resources. By comparison, as of December 31, 2001 our cash had increased by $145. On March 31, 2002 we had total current liabilities of $204,257 compared with $177, 057 on December 31, 2001. Our liabilities include accounts payable of $54,643, unpaid salaries to officers of $114,195, and a payable to a business consultant of $33,000.

Results of Operations

We realized revenue of $18,632 for the three months ended march 31, 2002 as compared to $41,021 for period ending March 31, 2001. The revenues decreased by $26,125 (58%). This revenue was primarily in the form of sales commissions for the sale of products and services through our Web site. We incurred expenses totaling $44,757 during the three-month period ending March 31, 2002. Our expenses for the quarter ending March 31,, 2001 were $72,470. The principal component of the expenses were marketing and general and administrative expenses. These expenses were $39,733 in the first quarter of 2002 as compared to $51,681 in 2001. The $11,948 (23%) decrease in general and administrative expenses were the result of the Company's winding down it's operations. We had a net loss of $27,254 for the three month period ending March 31, 2002 compared to a net loss of $27,663 for the period ending March 31, 2001.

Liquidity and Capital Resources

Since inception, we have used more cash than we have generated. Because of the continued need for substantial amounts of working capital to fund the growth of the business, we expect to experience negative operating cash flow for the foreseeable future. By December 31, 2001 we recorded a total of $582,091 in capital from common stock and additional paid in capital.


Other:

Except for historical information contained in this Report, the matters set forth above are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ from those in the forward-looking statements. Investors are directed to consider, among other items, the risks and uncertainties discussed in documents filed by us with the Securities and Exchange Commission.

                                             CARSUNLIMITED.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEETS
                                                      DECEMBER 31
                                                2001                2000
ASSETS
Cash                                        $    867           $   1,977
Commissions receivable                            --               9,006
                                                ----             -------

Total Current Assets                             867              10,983
Equipment and furniture, net                     358               9,113
Security deposits                                322               1,522
                                               -----             -------

Total Assets                                $  1,547            $ 21,618
                                              ======             =======

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Account payable and accrued expenses       $  62,862           $  59,925
Salaries payable                             114,195              15,411
                                            --------             -------
Total Current Liabilities                    177,057              75,336

Stockholders' (Deficit):
Common stock, $0.001 par value;
 50,000,000 shares Authorized and
 26,530,000 and25,500,000 shares
 Issued and outstanding, on
  December 31, 2001 And 2000.                 26,525              25,500

Additional paid-in capital                   555,666             486,250
(Less) subscriptions receivable             (    200)           (    200)
(Deficit) accumulated during the
 development stage                          (757,501)           (565,268)
                                             -------             -------

Total Stockholders' (Deficit)               (175,510)          (  53,718)
                                             -------            --------
Total Liabilities and
   Stockholders' (Deficit)                 $   1,547           $  21,618
                                            ========            ========

The accompanying notes are an integral part of the financial statements.



                             CARSUNLIMITED.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF OPERATIONS
       FOR THE PERIOD FROM MARCH 7, 2000  (INCEPTION) TO DECEMBER 31, 2001

                                                                     Inception
                                                    March 7 to       March 7 to
                                 December 31,      December 31,     December 31,
                                    2001               2000             2001
                                 ------------      -----------      -----------
Revenues:
Sales Commissions                  127,711          $ 136,845       $ 264,556
                                   -------            -------        --------

Total Revenues                     127,711            136,845         264,556

Operating expenses:
Costs and Expenses:
Salaries and related taxes         140,535            127,372         267,907
Professional fees                   13,410            386,588         399,998
Commissions                         27,701             43,797          71,498
Marketing, general, and
   administrative                  138,348            144,502         282,850
                                   -------            -------         -------

Total operating expenses           319,994            702,259       1,022,253
                                   -------            -------       ---------

 Operating loss                   (192,283)          (565,414)       (757,697)

Other income or (expense)
Interest income                         50                146             192
                                   -------            -------         -------

Net (Loss)                    $   (192,233)        $ (565,268)       (757,505)


Net (loss) per common share         $ (.01)           $ (0.03)         $ (.03)

Weighted average common shares   25,556,164         22,258,344       25,204,125


The accompanying notes are an integral part of the financial statements.



                             CARSUNLIMITED.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS
       FOR THE PERIOD FROM MARCH 7, 2000 (INCEPTION) TO DECEMBER 31, 2001

Cash Flows From Operating Activities:
Net (loss)                                          $(192,233)       $ (565,268)
Adjustments to Reconcile Net (Loss) to Net Cash
    (Used) by Operating Activities:
Depreciation and amortization                           2,388               565
Write down of fixed assets                              6,367                --
Stock issued for services                              10,350           317,000
Services provided for donated shares                   40,000                --
Decrease (Increase) in commissions receivable           9,006          (  9,006)
Increase in accounts payable and accrued expenses       2,937            59,925
Increase in salaries payable - officer                118,875            15,411
(Increase) in security deposits                         1,200          (  1,522)

Net Cash (Used) by Operating Activities                (1,110)         (182,895)

Cash Flows From Investing Activities:
Purchase equipment                                                     (  9,678)

Cash Flows (Used) by Investing Activities                              (  9,678)

Cash Flows From Financing Activities:
Issue common stock for cash                                             194,550

Cash Flows Provided by Financing Activities                             194,550

Net increase in cash                                   (1,110)            1,977
Cash at beginning of period                             1,977                --
                                                       ------            ------
Cash at end of period                                 $   867          $  1,977
                                                       ======           =======

The accompanying notes are an integral part of the financial statements.


                             CARSUNLIMITED.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS
       FOR THE PERIOD FROM MARCH 7, 2000 (INCEPTION) TO DECEMBER 31, 2001


                                                           Inception
                                                           March 07 to
                                                           December, 2001
Cash Flows From Operating Activities:
Net (loss)                                                $  (717,501)

Adjustments to Reconcile Net (Loss) to Net Cash
    (Used) by Operating Activities:
Depreciation and amortization                                   2,953
Write down of fixed assets                                      6,367
Stock issued for services                                     327,350
Services provided for donated shares
Decrease (Increase) in commissions receivable                      --
Increase in accounts payable and accrued expenses              62,862
Increase in salaries payable - officer                        134,286
(Increase) in security deposits                             (     322)

Net Cash (Used) by Operating Activities                     ( 184,005)

Cash Flows From Investing Activities:
Purchase equipment                                          (   9,678)

Cash Flows (Used) by Investing Activities                   (   9,678)

Cash Flows From Financing Activities:
Issue common stock for cash                                   194,550

Cash Flows Provided by Financing Activities                   194,550

Net increase in cash                                              867
Cash at beginning of period                                   -------

Cash at end of period                                     $       867
                                                              =======

The accompanying notes are an integral part of the financial statements.


SUPPLEMENTARY SCHEDULE OF NONCASH TRANSACTIONS

1. The Company's principal shareholder and officer exchanged $20,090 of salaries receivable for the Company's subscription receivable from the founders of the same amount.

2. The Company's principal shareholder donated 4,000,000 restricted shares valued at $40,000 to obtain internet engineering and marketing services. The shares were valued at $0.01 per share, approximately 50% of the market price of the unrestricted shares.



                             CARSUNLIMITED.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                 STATEMENT OF CHANGES IN STOCKHOLDERS' (DEFICIT)
        FOR THE PERIOD FROM MARCH 7, 2000 (INCEPTION) TO DECEMBER 31,2001


                                     Stock          Value       Paid-in Capital
The period from March 7, 2000
   to December 31, 2001

Shares issued for cash            2,239,000        $ 2,239        $ 192,511
Shares issued for
   services                       3,170,000          3,170          313,830


Founders stock                   20,091,000         20,091               --

Net (loss)                               --             --               --
(Less)subscriptions
  receivable                             --             --               --
                                 ----------         ------        ---------

Balance, December 31,
    2000                         25,500,000        $25,500         $506,341

Shares issued for
   Services                      1, 025,000          1,025           10,325
Subscription collected                   --             --               --
Capital contribution                     --             --           40,000
Net loss                                 --             --               --
                                 ----------        -------         --------
Balance, December 31,
    2001                       $ 26,525,000        $26,525         $556,666
                                ===========         ======          =======


                             CARSUNLIMITED.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                 STATEMENT OF CHANGES IN STOCKHOLDERS' (DEFICIT)
        FOR THE PERIOD FROM MARCH 7, 2000 (INCEPTION) TO DECEMBER 31,2001

                                                          (Deficit)
                                                        Accumulated
                                                          During
                                     Subscription       Development
                                      Receivable          Stage        Total


The period from March 7, 2000
   to December 31, 2001

Shares issued for cash              $     --           $    --        $194,750

Shares issued for
   services                               --                --         317,000


Founders stock                       (20,091)               --        ( 20,091)

Net (loss)                                --          (565,268)       (565,268)
(Less) subscriptions
    receivable                         ( 200)               --            (200)
                                    --------          --------       ---------

Balance, December 31,
    2000                             (20,291)        $(565,268)      $ (53,718)

Shares issued for
   Services                               --                --          10,350
Subscription collected                20,091                --          20,091
Capital contribution                      --                --          40,000
Net loss                                  --          (192,233)       (192,233)
                                      ------          --------         -------
Balance, December 31,
    2001                           $   (200)        $ (717,501)      $(175,510)
                                    ========          =========       =========



NOTE 1. NATURE OF OPERATIONS

CARSUNLIMITED.COM, INC. (The Company) was formed in Nevada on March 7, 2000. The Company is a development stage company with limited operations and revenues and only nominal assets. The Company's initial purpose was to offer clients the ability to search a database that contained products and information about the Automobile Industry, new and used car sales (classified ads), as well as automotive products such as extended warranty information and anti-theft body part marking. Since December 1, 2001, the Company has sought a merger partner who will benefit from the Company's access to capital markets and provide the Company with profitable operations.


NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

Estimates and Assumptions

The preparation of financial statements, in conformity with the generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition Sales Commissions

Sales commissions are recognized in the period in which they are earned, using the accrual basis of accounting. Sales commissions are earned as a % of the total fee charged the customer at the time of the completion of the sale for the particular type of automotive product.

COMMISSIONS RECEIVABLE

Commissions receivable represent the Company's commissions for sales of automotive products (extended warranties, GAP insurance and other lease products) through automobile dealers (dealers). These dealers have agreed to market the Company's automotive products directly to their customers and to collect the fees and costs. The Company is responsible for servicing the dealer and transmitting the checks to a third party administrator. No provision for uncollectibles has been recorded as the Company believes none is necessary.

ADVERTISING AND INTERNET MARKETING

In May, the Company entered into a celebrity endorsement agreement wherein the celebrity has agreed to serve as a Company spokesperson and to endorse the Company's products and services. The Company has expensed the full cost ($25,000) of the agreement. The celebrity was compensated in cash ($5,000) and the fair value ($0.10 per share or $20,000) of the stock offered to him at par value. The $25,000 has been included in advertising and Internet marketing in the statement of operations.

EQUIPMENT AND FURNITURE

Equipment and furniture is stated at cost. Depreciation is recorded on a straight-line basis over the estimated useful lives of 5 years. The depreciation expense for 2001 and 2000 were $2,388 and $565, respectively.

The Company follows the provisions of the Statement of Financial Accounting Standards ("SFAS") No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be disposed of". SFAS 121 establishes accounting standards for the impairment of long-lived assets and certain identifiable intangibles to be held and used and for long-lived assets and certain identifiable intangibles to be disposed of.

The Company reviews the carrying values of its long-lived and identifiable intangible assets for possible impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. In 2001, the Company wrote down the fixed assets by $6,367, because of the impairment.

WEBSITE

Website development consists of fees and costs in designing the Company's website. The cost of this development has been expensed and is included in start-up expenses. Maintenance costs will be charged to expense as incurred.

COSTS ASSOCIATED WITH RAISING CAPITAL

The Company has recorded the fees paid to consultants, accountant, and other professionals for assistance in raising funds as a charge to the statement of operations. These fees and costs were paid primarily in common stock recorded at its fair value of $0.10 per share as determined by management.

COMMON STOCK

The Company offered 389,000 shares at $0.10 per share through a promissory note wherein the Company received the proceeds of the notes and in return agreed to issue the shares upon the note holder completing a subscription agreement from the PPM. Through December 31, 2000, the Company collected $38,900 in cash.

The Company intended to raise $1,500,000 by offering 1,500,000 units at a price of $0.10 per unit, each unit consisting of one share of common stock valued at $0.10 per share and an option to purchase three warrants exercisable at $0.30 per warrant. The Private Placement Offering (PPM) was offered without registration under the Securities Act of 1933 or under the securities laws of any state. Through December 31, 2000, the Company raised $150,000 in the first round of financing and expected to have the warrants exercised at $0.30 per warrant in the coming year. These warrants were not exercised and expired.

In 2000, the Company has issued 3,170,000 shares of its common stock for services and valued all of the issuances at fair value of $0.10 per share, as determined by management , for a total of $317,000. Of this total, $140,000 was for the services of officers and directors, $20,000 for advertising under the celebrity endorsement agreement, and $152,000 for fees associated with raising equity and $5,000 in computer services.

In 2001, the Company issued 1,025,000 restricted shares for consulting services. These Shares were valued at approximately $0.01, which represented 50% of the market Price of unrestricted shares, at the time of issue.

FAIR VALUE OF FINANCIAL INSTRUMENTS

Substantially all of the Company's assets and liabilities are carried at fair value or contracted amounts , which approximate fair value.

(LOSS) PER COMMON SHARE

Net (loss) per common share is based on the weighted average of common shares outstanding during the period.

RECLASSIFICATIONS

Reclassifications of certain prior year amounts have been made to conform to current year presentation.


NOTE 3. INCOME TAXES

The Company has a net operating loss (NOL) carryforward as follows:

                       Expiration                                 Estimated
Year                     Date                    Amount           Tax Asset

 2000                     2020                  (565,268)         $197,800
 2001                     2021                  (152,562)           53,400
                                                --------           -------

                                                                   251,200
Less Valuation allowance                                          (251,200)
                                                                   -------
                                                                        --
                                                                   =======

The statutory tax rate of the Company is approximately 35%. No tax benefit has been reported in the financial statements. The potential tax benefits of the net operating loss carryforwards are completely offset by a valuation allowance of the same amount because it is more likely than not that the Company may not realize future taxable income.

NOTE 4. GOING CONCERN

The Company is a development stage company with limited operations, no substantial, continuing source of revenues, only nominal assets, and working capital and stockholders' deficits. The Company's intended operations will require substantial capital and until revenues are sufficient to fund ongoing operations, the Company will be highly dependent on external sources of financing and opportunity to find a suitable operating entity. The Company has no internal sources of liquidity and does not expect to generate any positive cash flows in the immediate future. These conditions raise substantial doubt about its ability to continue as a going concern.

NOTE 5. LEASES

The Company had signed a 3-year lease for office space commencing April 1, 2000 through March 31, 2003. The rental expenses were $12,000 and $14,400, for 2001 and 2000, respectively. In October 2001, the Company and the landlord agreed to convert the lease to month-to-month basis, at a rate of $400 per month.

NOTE 5 - RELATED PARTY TRANSACTIONS

Transactions with Management

The Company has agreed to certain transactions with Anthony Genova, the Company's President, Chief Operating Officer, Chairman of the Board and majority shareholder. Such transactions are described below:

On July 23, 2001, President Anthony Genova agreed to transfer 4,000,000 shares to Mr. Joseph marks, Vice President of the Company, for internet services. Mr. Joseph Marks had provided internet marketing and engineering services to the Company since inception. This transfer was approved by the Board of Directors, with unanimous written consent, on December 14, 2001.


NOTE 6. SUBSEQUENT EVENT

The principal shareholders of the Company have been negotiating a Stock purchase agreement to sell their shares to a new controlling group. The agreement is expected to require the new controlling group to acquire an operating company with minimum revenues of $2,500,000. As a part of the planned agreement, the Company's president plans to forgive accrued salaries of $114,195 and receive all rights to the Company Website and related dealer direct services.


INDEMNIFICATION POLICY

     Section 6.09 of the Company's bylaws provides that the Company must indemnify its officers and directors for any liability including reasonable costs of defense arising out of any act or omission of any officer or director on behalf of the Company to the full extent allowed by the laws of the State of Nevada, if the officer or director acted in good faith and in a manner the officer or director reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful.

     Any indemnification under the bylaws (unless ordered by a court) must be made by the Company only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because the officer or director has met the applicable standard of conduct. This determination is made by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding, or, regardless of whether or not a quorum is obtainable and a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or by the stockholders of the Company.

     The Company's certificate of incorporation provides that no officer or director will be personally liable to the corporation or its shareholders for money damages except as provided pursuant to the Nevada Revised Statutes.

                         NO STOCKHOLDER ACTION REQUIRED

     This Information Statement is being provided for informational purposes only, and does not relate to any meeting of stockholders. Neither applicable securities laws, nor the corporate laws of the State of Nevada require approval of the sale of the Control Shares by the Company's stockholders. NO VOTE OR OTHER ACTION IS BEING REQUESTED OF THE COMPANY'S STOCKHOLDERS. THIS INFORMATION STATEMENT IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY.

     WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This Information Statement has been filed with the Securities and Exchange Commission and is available electronically on EDGAR at www.sec.gov.
                                                               -----------

     Following the Closing, the Company will file a Current Report on Form 8-K with the SEC reflecting the fact that the Closing has occurred and that the Designees have taken office.


WHERE YOU CAN FIND MORE INFORMATION

         We file annual, quarterly an special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC's public reference rooms in Washington, D.C., and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at "http://www.sec.gov."

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS INFORMATION STATEMENT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS INFORMATION STATEMENT. THIS INFORMATION STATEMENT IS DATED JUNE 17, 2002. YOU SHOULD
NOT ASSUME THAT THE INFORMATION CONTAINED IN THE INFORMATION STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND THE MAILING OF THIS INFORMATION STATEMENT TO SHAREHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.


EXHIBITS

99.1 Stock Purchase Agreement, dated May 22, 2002, among Anthony Genova, Lawrence Genova, Joseph Marks, William Quinn, Michael Makropoulos, Carsunlimited.Com, Inc., Douglas Shih, Loyalty United (US), Inc., and CH Ventures, Inc. filed as an exhibit to the Company's Form 8-K filed with the Commission on May 23, 2002 and incorporated herein by reference. The Form 8-K is attached to this information statement as Appendix B.

99.2 Form of Asset Purchase Agreement between Carsunlimited.com, Inc. and Anthony Genova, Jr.

APPENDIX A




                     SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest event Reported): May 22, 2001


                             CARSUNLIMITED.COM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Nevada                            000-28195               11-3535204
--------------------            ----------------------       -----------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
   of incorporation                                             ID Number)
   or  organization)


                     PO Box 446, Seacliff, New York  11579
                     --------------------------------------
                    (Address of principal executive offices)

                                 (516)671-5551
                                 --------------
                         (Registrant's Telephone Number)

ITEM  5.  OTHER  EVENTS.

   On May 22, 2002, Anthony Genova Jr., the President of Carsunlimited.com, Inc. (the "Company"), Lawrence Genova, a director of the Company, Joseph Marks, a Director of the Company and the Company's VP of Internet Marketing Development, William Quinn, a director of the Company, the Company's Treasurer and Secretary and Michael Makropoulos, a director of the Company (collectively, the "Sellers") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with Douglas Shih, Loyalty United (US), Inc. and CH Ventures, Inc. (collectively, the "Buyers") pursuant to which the Sellers will sell to the Buyers, in the aggregate, 21,000,000 shares of the Company's common stock for $273,000 (the "Purchase Price"). The Purchase Price, however, will be reduced by the amount of the Company's outstanding liabilities as of the closing (the "Closing") of the transactions contemplated by the Stock Purchase Agreement.

     The Closing is subject to various conditions, including, (i) the sale of the Company's operating assets to Anthony Genova, Jr., (ii) the issuance of 1,000,000 shares of the Company's Common Stock to certain company creditors,
(iii) the satisfactory completion by the Buyers of due diligence regarding the Company and (iv) other customary closing conditions. Neither the Seller or the Company can give any assurances that the transaction will be consummated.

     At the Closing, the existing officers and directors of the Company will resign and persons designated by the Buyers will be appointed as officers and directors of the Company.

     The Buyers have advised the Sellers of the Buyers intention to identify one or more qualified target entities in order to cause the Company to acquire those qualified target entities or otherwise effect a business combination with those entities after the Closing. The Buyers have agreed that during the period from the Closing until the consummation of any such business combination, the Buyers will not permit the Company to effect a reverse split of the Company's stock unless the Buyers first obtain the written consent of Anthony Genova, Jr. In addition, the Buyers and the Company agreed in the Stock Purchase Agreement that the number of common shares issuable in connection with any such Business Combination will not exceed 74,780,000 shares unless the Company first obtains the written consent of Anthony Genova, Jr.

     The Buyers also agreed in the Stock Purchase Agreement that, without the prior written consent of Anthony Genova, Jr., the Buyers shall not permit the Company to effect a business combination with an entity or entities unless, at the consummation of the business combination, the target entities have had, on a combined basis, revenues of at least $2,500,000.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)     Exhibits.

     2.1 Stock Purchase Agreement, dated May 22, 2002, among Anthony Genova, Lawrence Genova, Joseph Marks, William Quinn, Michael Makropoulos,
Carsunlimited.Com, Inc., Douglas Shih, Loyalty United (US), Inc., and CH Ventures, Inc.


                            [Signature page follows]

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May  23,  2002

     CARSUNLIMITED.COM,  INC.


     By:  /s/  Anthony  Genova
          --------------------
       Anthony  Genova,  President

                                   EXHIBIT 2.1


                            STOCK PURCHASE AGREEMENT


     STOCK PURCHASE AGREEMENT, dated as of May 22, 2002 (this "Agreement"), by and among the persons identified on Schedule I to this Agreement as the buyers (each a "Buyer" and collectively, the "Buyers"), the persons identified on
Schedule I to this Agreement as the sellers (each a "Seller" and collectively, the "Sellers") and CARSUNLIMITED.COM, INC., a Nevada corporation (the "Company"). The Buyers, the Sellers and the Company are referred to collectively herein as the "Parties".

                                   BACKGROUND

     The  Sellers  own  21,000,000  shares  (the  "Shares")  of  the  issued and
                                                   ------
outstanding  Common  Stock,  $0.001 par value per share ("Common Stock"), of the
                                                          ------------
Company. The Buyers desire to purchase the Shares from the Sellers, and the Sellers desire to sell the Shares to the Buyers in return for cash on the terms set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties, intending to be legally bound, hereby agree as follows.

     1.  DEFINITIONS.  Capitalized terms used, but not otherwise defined, herein
         -----------
have  the  meanings  ascribed  to  such  terms  in  Appendix  A  hereto.
                                                    -----------

     2.  PURCHASE  AND  SALE  OF  SHARES.
         -------------------------------

     (a)  Basic Transaction.  On and subject to the terms and conditions of this
          -----------------
Agreement, the Buyers shall purchase from the Sellers, and the Sellers shall sell to the Buyers, the Shares in the amounts set forth opposite their respective names on Schedule I hereto, for the consideration specified below in
                     ----------
this  2.

     (b)  Advance  to  Company;  Escrowed  Amounts.  (i)  Within 3 business days
          ----------------------------------------
following the receipt of a written payment request from the Sellers, the Buyers shall pay directly to certain Company trade creditors specified by the Sellers up to $5,000 (the "Advance") to cover a portion of certain transfer agency fees, fees incurred in causing the Company to qualify to do business in New York, and fees incurred in causing the Company to file its tax return for the fiscal year ended December 31, 2001. This payment by the Sellers shall be treated as a loan to the Company and the Sellers that is due and payable upon demand of the Buyers unless the Closing occurs, in which case the loan shall be forgiven by the Buyers as of the Closing and the Advance shall then constitute a portion of the Purchase Price.

          (ii) On or before the 5th business day following the date that the Sellers provide the Buyers with evidence that is reasonably satisfactory to the Buyers, that (A) the Company's transfer agent is willing to take all actions necessary of it to consummate the transactions contemplated hereby, (B) the Company is in good standing and qualified to do business in New York and has paid all franchise and other taxes owed to New York State; (C) the Company has filed its tax return for fiscal year 2002 and that it has paid any taxes due thereunder; and (D) the remaining balance of the Advance is sufficient to cover the entire cost of the contemplated mailing of a Schedule 14f-1 by the Company to its stockholders as contemplated elsewhere in this Agreement, the Buyers shall deposit, in the aggregate, an amount equal to Fifty Thousand Dollars ($50,000.00) minus the amount of the Advance (the "Escrow Amount") into escrow
                                                     -------------
with  the  Sellers' counsel (the "Escrow Agent") by wire transfer of immediately
                                  ------------
available funds to the following account: Account Name: Seth A. Farbman, PC as Escrow Agent, Account No: 207004599465, ABA No: 021000021, Bank Name JP Morgan Chase, 335 Rockaway Turnpike, Lawrence, NY 11559. The Escrow Agent shall hold the Escrow Amount in trust for the benefit of the Buyers until returned to the Buyers or delivered to the Sellers as herein required. The Escrow Amount shall be considered a portion of the Purchase Price (as defined below) and shall be delivered as set forth in this paragraph. If this Agreement is terminated pursuant to Section 10(a)(i), 10(a)(ii) or 10(a)(iii), Escrow Agent shall immediately return the Escrowed Amount to the Buyers, less the bank's standard wire transfer charge. The Sellers shall use their best efforts to promptly accomplish the matters specified in 2(b)(ii)(A) through (D).

     Upon the Closing, or if this Agreement is terminated pursuant to Section 10(a)(iv), Escrow Agent shall immediately deliver the Escrow Amount to the Sellers and the Sellers shall be entitled to keep the Escrow Amount.

     (c)  Purchase  Price.  The  Buyers  shall  pay  to  the  Sellers,  in  the
          ---------------
aggregate, at the Closing Two Hundred Seventy Three Thousand Dollars ($273,000.00) (which amount includes the Escrow Amount), subject to adjustment as provided in Section 2(f) below by (i) delivery of cash in the amount of Two Hundred Twenty Three Thousand Dollars ($223,000.00), payable by wire transfer or delivery of other immediately available funds to the following account: Account
Name:  Seth  A.  Farbman,  PC as Escrow Agent, Account No: 207004599465, ABA No:
021000021, Bank Name JP Morgan Chase, 335 Rockaway Turnpike, Lawrence, NY 11559, and (ii) release of the Escrow Amount to the Sellers (collectively, the "Purchase Price"). Upon receiving the $223,000 balance of the Purchase Price
 ---------------
from Buyers, Escrow Agent shall immediately forward such funds to the Sellers. The Purchase Price shall be paid by the Buyers and allocated among the Sellers in the manner specified on Schedule I to this Agreement or in such other manner
                            ----------
as  the  Sellers  instruct  the  Escrow  Agent.

     (d)  The  Closing.  The  closing  of  the transactions contemplated by this
          ------------
Agreement  (the  "Closing")  shall take place by exchange of documents among the
                  -------
Parties by fax or courier, as appropriate, following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as the Buyers and the Sellers may mutually determine (the "Closing Date");
                                                                 ------------
provided,  however,  that  the  Closing  Date  shall not be later than 5:00 p.m.
(Eastern Time) on June 28, 2002, unless extended by written agreement of all parties. Once the Buyers and Sellers each have made the respective deliveries called for herein, the Closing shall be deemed to have occurred.

     (e)  Deliveries  at  the  Closing.  At  the  Closing, (i) the Sellers shall
          ----------------------------
deliver to the Buyers the various certificates, instruments, and documents referred to in 7(a) below, (ii) the Buyers shall deliver to the Sellers the various certificates, instruments, and documents referred to in 7(b) below,
(iii) the Sellers shall deliver to the Buyers stock certificates representing all of the Shares registered in the names of the respective Buyers as specified in Schedule I or endorsed in blank or accompanied by duly executed assignment
    -----------
documents and including a Medallion Guarantee, and (iv) the Buyers shall deliver to the Sellers the consideration specified in 2(b) above. The Escrow Agent's delivery of the Escrow Amount, and the balance of the Purchase Price to Sellers shall constitute delivery thereof by the Buyers for the purpose of this Section.

     (f)  Adjustment  for Outstanding Indebtedness.  The Purchase Price shall be
          ----------------------------------------
decreased by the amount of any outstanding Indebtedness of the Company existing as of the Closing Date. If, as of the Closing Date, there exists outstanding Indebtedness, the Buyers shall pay off such indebtedness directly in accordance with a disbursement letter to be mutually agreed upon among the Buyers and the Sellers. Any amounts paid off by the Buyers pursuant to this Section 2(f) shall be treated as a loan by the Buyers to the Company. In no event shall the Buyers be required to make any payments in excess of the Purchase Price payable hereunder.

     3.  REPRESENTATIONS  AND  WARRANTIES  CONCERNING  THE  TRANSACTION.
         --------------------------------------------------------------

     (a)  Representations  and  Warranties  of the Sellers.  The Sellers jointly
          ------------------------------------------------
and severally represent and warrant to the Buyers that the statements contained in this 3(a) are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this 3(a)), except as set forth in Annex I attached hereto.
                                                      --------

          (i)  Authorization of Transaction.  Each of the Sellers has full power
               ----------------------------
and authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement constitutes the valid and legally binding obligation of each of the Sellers, enforceable against each of them in accordance with its terms and conditions. No Seller need give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Governmental Authority in order to consummate the transactions contemplated by this Agreement.

          (ii)  Noncontravention.  Neither  the  execution  and  the delivery of
                ----------------
this Agreement, nor the consummation of the transactions contemplated hereby, will (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any Governmental Authority to which any of the Seller is subject, or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which any of the Sellers is a party or by which any of them is bound or to which any of their assets is subject.

          (iii)  Brokers'  Fees.  Except  for the fee that is due and payable to
                 --------------
Constellation Partners LLC pursuant to that certain agreement, dated April 9, 2002, which is the sole and exclusive responsibility of the Sellers, the Sellers do not have any Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which any Buyers or the Company could become liable or obligated. The Sellers specifically represent and warrant to the Buyers that none of the Buyers nor the Company is or will become obligated to Constellation Partners LLC or any other finder, broker or agent, by reason of any actions taken or to be taken by the Sellers or the Company.

          (iv)  Shares.  Each  Seller  is the owner of record and the beneficial
                ------
owner  of  the  number of Shares set forth opposite his name on Schedule I, free
                                                                ----------
and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), Taxes, Security Interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. None of the Sellers is a party to any option, warrant, purchase right, or other contract or commitment that could require any Seller to sell, transfer, or otherwise dispose of any capital stock of the Company (other than this Agreement). No Seller is a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of the Company. The Shares were duly and validly issued and are fully-paid and non-assessable. Upon delivery of the Shares to the Buyers pursuant to this Agreement, the Buyers will acquire valid title thereto, free and clear of any Security Interests.

     (b)  Representations  and Warranties of the Buyers.  The Buyers jointly and
          ---------------------------------------------
severally represent and warrant to the Sellers that the statements contained in this 3(b) are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this 3(b)), except as set forth in Annex II attached hereto.
                                    ---------

          (i)  Authorization  of Transaction.  Each of the Buyers has full power
               -----------------------------
and authority to execute and deliver this Agreement and to perform his or its respective obligations hereunder, and the execution, delivery and performance of this Agreement has been authorized by all requisite corporate action on the part of any corporate Buyers. This Agreement constitutes the valid and legally binding obligation of the Buyers, enforceable against each of them in accordance with its terms and conditions. The Buyers need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Governmental Authority in order to consummate the transactions contemplated by this Agreement.

          (ii)  Noncontravention.  Neither  the  execution  and  the delivery of
                ----------------
this Agreement, nor the consummation of the transactions contemplated hereby, will (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any Governmental Authority to which any Buyer is subject, or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which any Buyer is a party or by which it is bound or to which any of its assets are subject.

          (iii)  Brokers'  Fees.  The  Buyers have no Liability or obligation to
                 --------------
pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which any of the Sellers could become liable or obligated.

          (iv)  Status  of  the  Buyer.  Each Buyer represents and warrants that
                ----------------------
(A) such Buyer is acquiring the Shares for its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (B) such Buyer agrees not to sell or otherwise transfer the Shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (C) such Buyer represents that it has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of acquiring the Shares, (D) such Buyer has had access to all documents, records, and books of the Company pertaining to the investment and was provided the opportunity ask questions and receive answers regarding the terms and conditions of the acquisition of the Shares and to obtain any additional information which the Company possesses or was able to acquire without unreasonable effort and expense, and such Buyer received information concerning the Company, the Sellers and the Shares equivalent to that which would have been included in a registration statement prepared under the Securities Act of 1933, as amended, and (E) such Buyer has no need for the liquidity in its investment in the Company and could afford the complete loss of such investment.

          (v)  Buyers not Insolvent; Accredited Investor.  No Buyer is insolvent
               ------------------------------------------
or bankrupt and no Buyer will be insolvent or bankrupt after purchasing the Shares, and Closing of the transactions herein contemplated will constitute each Buyer's acknowledgment that the Shares' value are equal to the Purchase Price. Each Buyer is an "Accredited Investor" (as such term is defined in Rule 501(a) of Regulation D of the Securities Act of 1933).

          (vi)  No  General  Solicitation.  No Buyer was solicited by any Seller
                --------------------------
or anyone else on any Seller's behalf to enter into any transaction whatever by any form of general solicitation or general advertising, as those terms are defined in Regulation D under the Securities Act.

          (vii)  Risk  Acknowledgment.  Each Buyer acknowledges that at the time
                 ---------------------
of the Closing the Company will have no assets or operating business and that the Shares are speculative and involve a high degree of risk, including among many other risks that the Shares will be restricted as elsewhere described in this Agreement and will not be transferable unless first registered under the Securities Act or pursuant to an exemption from such act's registration requirements.

               (viii)  Restrictive  Legend  and  Stop  Order.  The  Shares  when
                       --------------------------------------
delivered to Buyers will not be registered under the Securities Act or applicable state laws, but shall be transferred in reliance upon the exemptions from registration provided by Section 4(1) of the Securities Act and under analogous state securities laws, on the grounds that the sale of the Shares does not involve any public offering and that Sellers are not thereby acting as an issuer, underwriter or dealer. The Shares are "restricted securities" as that term is defined in Rule 144(a) of the General Rules and Regulations under the Securities Act and must be held indefinitely, and the prior written consent of the Company will be necessary for their resale or other transfer, unless they are subsequently registered under the Act or an exemption from the Act's registration requirements is available for their resale or transfer. All certificates delivered evidencing the Shares shall bear a restrictive legend that refers to the Securities Act.

     4.  REPRESENTATIONS  AND  WARRANTIES  CONCERNING  THE COMPANY.  Each of the
         ---------------------------------------------------------
Sellers jointly and severally represent and warrant to the Buyers that the statements contained in this 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this 4), except as set forth in the disclosure schedule attached hereto (the "Disclosure Schedule"). The Disclosure Schedule will be
                         -------------------
arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this 4.

          (a)  SEC  Reports.  The  Company  has  filed all reports, registration
               ------------
statements, definitive proxy statements and other documents and all amendments thereto and supplements thereof required to be filed by it with the U.S. Securities and Exchange Commission since March 7, 2000 (the "SEC Reports"), all
                                                              -----------
of which have complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Securities
                                                --------------
Exchange  Act  of  1934,  as  amended  (the  "Exchange  Act")  and the rules and
                                              -------------
regulations promulgated thereunder. As of the respective dates of filing in final or definitive form (or, if amended or superseded by a subsequent filing, then on the date of such subsequent filing), none of the Company's SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

          (b)  Organization  of  Company.  The  Company  is  a  corporation duly
               --------------------------
organized, validly existing, and in good standing under the laws of the State of Nevada. The Company is duly authorized to conduct business and is in good standing under the laws in every jurisdiction in which the ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. The Company has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on its business. The Company has no subsidiaries and does not control any entity, directly or indirectly, or have any direct or indirect equity participation in any other entity. The Sellers has delivered to the Buyers true, correct and complete copies of the Certificate of Incorporation and Bylaws of the Company, as amended through the date hereof.

          (c)  Capitalization;  No  Restrictive  Agreements.  The  Company's
               --------------------------------------------
authorized capital stock, as of the date of this Agreement, consists of 50,000,000 shares of Common Stock, $0.001 par value per share, of which 25,500,000 shares are issued and outstanding.

     As of May 21, 2002, the Company had 26,530,000 shares of its common stock issued and outstanding. Such figure includes an aggregate of 1,130,000 shares of the Company's common stock which has not yet been issued by the transfer agent on the Company's books due to the Company's inability to make payment to its transfer agent on outstanding invoices and such figure also includes 1,520,000 shares of common stock, authorized for issuance, which shares have not yet been physically delivered to their respective shareholders due to the Company's inability to make payment to its transfer agent on outstanding invoices. Anthony Genova shall deliver shares of the Company's Common Stock owned by him to cover the shares to be issued by the Company such that, after the transfer agent issues the 1,520,000 shares and the Company issues 1,000,000 shares in accordance with Schedule II, the total number of shares outstanding shall be 26,500,000.
     The Company has not reserved any shares of its Common Stock for issuance upon the exercise of options, warrants or any other securities that are exercisable or exchangeable for, or convertible into, Common Stock. All of the issued and outstanding shares of Common Stock are validly issued, fully paid and non-assessable and have been issued in compliance with applicable laws, including, without limitation, applicable federal and state securities laws. There are no outstanding options, warrants or other rights of any kind to acquire any additional shares of capital stock of the Company or securities exercisable or exchangeable for, or convertible into, capital stock of the Company, nor is the Company committed to issue any such option, warrant, right or security. There are no agreements relating to the voting, purchase or sale of capital stock (i) between or among the Company and any of its stockholders,
(ii) between or among the Sellers and any third party, or (iii) to the best knowledge of the Sellers between or among any of the Company's stockholders. The Company is not a party to any agreement granting any stockholder of the Company the right to cause the Company to register shares of the capital stock of the Company held by such stockholder under the Securities Act.

          (d)  Financial  Statements.  The Sellers have provided the Buyers with
               ---------------------
audited balance sheets and statements of operations, changes in stockholders' deficit and cash flows for the years ended December 31, 2001 and 2000 (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis, fairly present the financial condition, results of operations and cash flows of the Company as of the respective dates thereof and for the periods referred to therein and are consistent with the books and records of the Company. The Company does not have any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for taxes, except for liabilities expressly specified in the Financial Statements (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law).

          (e)  Absence  of  Certain Changes.  Since December 31, 2001, there has
               ----------------------------
not been any event or condition of any character which has materially adversely affected, or may be expected to materially adversely affect, the Company's business or prospects, including, but not limited to any material adverse change in the condition, assets, liabilities (existing or contingent) or business of the Company from that shown in the Financial Statements.

          (f)  Legal Proceedings.  Except as disclosed in the SEC Reports, as of
               -----------------
the date of this Agreement, there is no legal, administrative, investigatory, regulatory or similar action, suit, claim or proceeding which is pending or, to the Sellers' knowledge, threatened against the Company which, if determined adversely to the Company, could have, individually or in the aggregate, a material adverse effect on the business, assets, or prospects of the Company or which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement.

          (g)  Legal  Compliance.  The  Company  has  complied  in  all material
               -----------------
respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of all Governmental Authorities, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against the Company alleging any failure so to comply. To the Sellers' knowledge, neither the Company, nor any officer, director, employee, consultant or agent of the Company has made, directly or indirectly, any payment or promise to pay, or gift or promise to give or authorized such a promise or gift, of any money or anything of value, directly or indirectly, to any governmental official, customer or supplier for the purpose of influencing any official act or decision of such official, customer or supplier or inducing him, her or it to use his, her or its influence to affect any act or decision of a Governmental Authority or customer, under circumstances which could subject the Company or any officers, directors, employees or consultants of the Company to administrative or criminal penalties or sanctions.

          (h)  Tax  Matters.
               ------------

          (i) The Company has filed all Tax Returns that it was required to file. All such Tax Returns were correct and complete in all material respects. All Taxes owed by the Company have been paid. The Company is not currently the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by an authority in a jurisdiction where the Company does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the assets of the Company that arose in connection with any failure (or alleged failure) to pay any Tax.

          (ii) The Company has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

          (iii) The Sellers do not expect any authority to assess any additional Taxes for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Liability with respect to any Taxes (a "Tax
                                                                             ---
Liability")  of  the  Company  either  (A) claimed or raised by any authority in
 --------
writing or (B) as to which the Sellers have Knowledge based upon personal contact with any agent of such authority. No tax returns of the Company have ever been audited or are currently the subject of an audit. The Sellers have delivered to the Buyers correct and complete copies of all federal and state income and other material Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by the Company since inception.

          (i)  Disclosure.  No  representation  or  warranty  by  the  Sellers
               ----------
contained in this Agreement, and no statement contained in the any document, certificate or other instrument delivered or to be delivered by or on behalf of the Sellers pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omit or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading.

     5.  PRE-CLOSING  COVENANTS.  The  Parties  agree as follows with respect to
         ----------------------
the  period  between  the  execution  of  this  Agreement  and  the  Closing.

     (a)  General.  Each of the Parties will use his or its best efforts to take
          -------
all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in 7 below).

     (b)  Notices  and Consents.  The Sellers will cause the Company to give any
          ---------------------
notices to third parties, and will cause the Company to use its best efforts to obtain any third party consents, that the Buyers may reasonably request. Each of the Parties will (and the Sellers will cause the Company to) give any notices to, make any filings with, and use its best efforts to obtain any authorizations, consents, and approvals of Governmental Authorities necessary in order to consummate the transactions contemplated hereby. The parties acknowledge that SEC Rule 14f-1 under the Securities Exchange Act requires that an information statement containing certain specified disclosures be filed with the SEC and mailed to the Company's shareholders at least 10 days before any person designated by Buyers can become a director of the Company. The Buyers and the Sellers agree to cooperate fully with the Company in the preparation and filing of such information statement and to provide all information therefor respectively needed from them in a timely manner, so as not to cause undue delay in the filing of the information statement or any amendment thereto. Otherwise, neither the Company nor Sellers is aware of any third party consent nor other filing or notice to third parties that is necessary in respect of this Agreement.

     (c)  Operation  of  Business.  The  Sellers  will  not  cause or permit the
          -----------------------
Company to engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business. Without limiting the generality of the foregoing, the Sellers will not cause or permit the Company to
(i) declare, set aside, or pay any dividend or make any distribution with respect to its capital stock or redeem, purchase, or otherwise acquire any of its capital stock except as otherwise expressly specified herein, (ii) issue, sell, or otherwise dispose of any of its capital stock, or grant any options, warrants, preemptive or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock, (iii) make any capital expenditures, loans, or incur any other obligations or liabilities, (iv) enter into any agreements involving expenditures individually, or in the aggregate, of more than $1,000 (other than agreements for professional services which will be paid in full at or prior to the Closing) or (ii) otherwise engage in any practice, take any action, or enter into any transaction out of the ordinary course of business.

     (d)  Preservation  of Business.  The Sellers will cause the Company to keep
          -------------------------
its business and properties substantially intact, including the filing of all reports required to be filed with the Securities and Exchange Commission and the NASD in order to maintain the Company's status as a reporting company and in order to continue the quotation of the Company's Common Stock on the NASD's Over-the-Counter Bulletin Board.

     (e)  Full  Access.  The Sellers will permit, and the Sellers will cause the
          ------------
Company to permit, representatives of the Buyers to have full access at all reasonable times, to all properties, personnel, accountants, suppliers, and third party service providers, books, records (including Tax records), contracts, and documents of or pertaining to the Company.

     (f)  Notice  of  Developments.  The Sellers will give prompt written notice
          ------------------------
to the Buyers of any material adverse development causing a breach of any of the representations and warranties in 4 above. Each Party will give prompt written notice to the others of any material adverse development causing a breach of any of his own representations and warranties in 3 above. No disclosure by any Party pursuant to this 5(f), however, shall be deemed to amend or supplement
Annex I, Annex II, or the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

     (g)  Exclusivity.  The  Sellers  and  the Company will not (and the Sellers
          -----------
will not cause or permit the Company to) (i) solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of any capital stock or other voting securities, or any assets of the Company (including any acquisition structured as a merger, consolidation, or share exchange) or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing. The Sellers will not vote the Shares in favor of, or otherwise participate in, any such acquisition structured as a merger, consolidation, or share exchange. The Sellers and the Company will notify the Buyers immediately of any written proposal or offer respecting the Shares or the Company received by Sellers of the types covered by this paragraph.

     6.  POST-CLOSING  COVENANTS.  The  Parties agree as follows with respect to
         -----------------------
the  period  following  the  Closing.

     (a)  General.  In  case at any time after the Closing any further action is
          -------
necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under 8 below). The Sellers acknowledges and agree that from and after the Closing the Buyers will be entitled to possession of all documents, books, records (including Tax records), agreements, and financial data of any sort relating to the Company.

     (b)  Litigation  Support.  In  the  event  and  for  so  long  as any Party
          -------------------
actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with
(i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving the Company, the other Party will cooperate with him or it and his or its counsel in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending Party (unless the contesting or defending Party is entitled to indemnification therefor under 8 below).

     (c)  Transition.  The  Sellers will not take any action that is designed or
          ----------
intended to have the effect of discouraging any lessor, licensor, customer, supplier, or other business associate of the Company from maintaining the same business relationships with the Company after the Closing as it maintained with the Company prior to the Closing.

     (d)  Maintenance.  The  Buyers  shall  cause  the  filing  of  all  reports
          -----------
required to be filed with the Securities and Exchange Commission and NASD in order to maintain the Company's status as a reporting company and in order to continue the quotation of the Company's Common Stock on the NASD's Over-the-Counter Bulletin Board.

     (e)  Restriction  on  Reverse Stock Splits and Stock Issuances.  The Buyers
          ---------------------------------------------------------
have advised the Sellers of the Buyers intention to identify one or more qualified target entities in order to acquire those qualified target entities or otherwise effect a business combination of those entities with the Company (the "Business Combination") after the Closing. During the period from the Closing
 ---------------------
until the consummation of the Business Combination, the Buyers shall not permit the Company to, and shall take any and all necessary actions to prohibit the Company from, effecting a reverse split of the Company's Common Stock unless it first obtains the written consent of Anthony Genova. In addition, the Buyers and the Company agree that the number of common shares issuable in connection with a Business Combination shall not exceed Seventy Four Million, Seven Hundred Eighty Thousand (74,780,000) unless the Company obtains the prior written consent of Anthony Genova.

     (f)  Minimum  Revenues.  Without  the  prior  written  consent  of  Anthony
          -----------------
Genova, which consent may be withheld in his sole and exclusive discretion, the Buyers shall not permit the Company to effect a Business Combination with an entity or entities unless, at the consummation of the Business Combination, or series of Business Combinations, the target entities have had, on a combined basis, revenues of at least Two Million, Five Hundred Thousand Dollars ($2,500,000) for the last fiscal year. This covenant shall terminate and be of no further force or effect upon the closing of the first Business Combination in which the Company acquires a target meeting such revenue requirement.

     (g)  Change  of Name.  As soon as practicable after the Closing, the Buyers
          ---------------
shall cause the Company to amend its certificate of incorporation to change the name of the Company to a name to be selected by the Buyers that is not confusingly similar to the name "Carsunlimited.com."

     7.  CONDITIONS  TO  OBLIGATION  TO  CLOSE.
         -------------------------------------

     (a)  Conditions  to  Obligation of the Buyer.  The obligation of the Buyers
          ---------------------------------------
to consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

          (i) the representations and warranties set forth in 3(a) and 4 above shall be true and correct in all material respects at and as of the Closing Date;

          (ii) the Sellers shall have performed and complied with all of his covenants hereunder in all material respects through the Closing;

          (iii) the Company shall have procured all of the third party consents specified in 5(b) above, and the staff of the SEC shall have either declined to review the Company's 14f-1 information statement, or its review thereof shall have been completed and the requisite time period shall have elapsed;

          (iv) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement,
(B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of the Buyers to own the Shares and to control the Company, or (D) affect adversely the right of the Company to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

          (v) the Sellers shall have delivered to the Buyers a certificate to the effect that (A) each of the conditions specified above in 7(a)(i)-(iv) is satisfied in all respects, and (B) as of the Closing, the Company has no Liabilities or Indebtedness, except for Indebtedness or Liabilities that are being paid at or immediately after the Closing from proceeds received by the Sellers at the Closing;

          (vi) the Buyers shall have received the resignations, effective as of the Closing, of each director and officer of the Company and the designees specified by the Buyers shall have been appointed as officers and directors of the Company;

          (vii) there shall not have been any occurrence, event, incident, action, failure to act, or transaction since December 31, 2001 which has had or is reasonably likely to cause a material adverse effect on the business, assets, properties, financial condition, results of operations or prospects of the Company;

          (viii) the Buyers shall have completed its business, accounting and legal due diligence review of the Company, and the results thereof shall not have revealed any material breach of this Agreement by Sellers or the Company, nor that any representation or warranty of Sellers or the Company in this Agreement is false in any material respect;

          (ix) the Buyers shall have received such pay-off letters and releases relating to Indebtedness and Liabilities as it shall have reasonably requested and such pay-off letters and releases shall be in form and substance reasonably satisfactory to the Buyers;

          (x) the Buyers shall have conducted UCC, judgment lien and tax lien searches with respect to the Company, the results of which indicate no liens on the assets of the Company;

          (xi) the Company shall have delivered evidence reasonably satisfactory to Buyers of the Company's corporate organization and proceedings and its existence in each jurisdiction in which it is incorporated or qualified to do business, including evidence of such existence as of the Closing and the Company shall have delivered to the Buyers the Company's original minute book and corporate seal and all other original corporate documents;

     (xii) the Company shall have filed all of the reports required to be filed under the Exchange Act during the 12 months preceding the Closing (or such shorter period as the Company was required to file such reports) and the Company shall have otherwise met all of the requirements of Rule 144(c) of the Securities Act;

          (xiii) the Company shall have maintained at and immediately after the Closing its status as a company whose Common Stock is quoted on the OTC Bulletin Board that is maintained by the National Association of Securities Dealers, Inc.;

          (xiv) the Buyers shall have received an opinion of counsel to the Sellers and the Company relating to the matters set forth in this Agreement and such opinion shall be in form and substance reasonably satisfactory to the Buyers;

          (xv) The Company shall have sold all of its operating assets (i.e., the assets of the Company that relate to its auto industry web-based business) to Anthony Genova pursuant to a bona fide purchase agreement in form and substance reasonably satisfactory to the Buyers and such purchase agreement shall include, among other things, an indemnity by the Anthony Genova in favor of the Company relating to breaches of representations and warranties in such purchase agreement and any and all liabilities arising from the use of the sold assets whether arising prior or subsequent to the sale of such assets;

          (xvi) the Company shall have issued 1,000,000 shares of its common stock, in the aggregate, to the persons listed on Schedule II to this Agreement
                                                   -----------
in satisfaction of amounts owed to those people by the Company and, as of the Closing, no more than 26,500,000 shares of the Company's Common Stock shall be outstanding on a fully-diluted basis;

          (xvii) the Purchase Price and all outstanding Indebtedness as of the Closing shall be paid off in accordance with a disbursement letter to be mutually agreed upon by the Buyers and the Sellers and, after all payments are made in accordance with such disbursement letter, the Company shall have no outstanding liabilities or accrued expenses whatsoever;

          (xviii) all actions to be taken by the Sellers in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be satisfactory in form and substance to the Buyers.

The Buyers may waive any condition specified in this 7(a) at or prior to the Closing, and its delivery to Sellers of the things required in Section 2(e) shall constitute Buyers' declaration that all conditions precedent to its obligation to close have been satisfied.

     (b)  Conditions  to  Obligation  of  the  Sellers.  The  obligation  of the
          --------------------------------------------
Sellers to consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

          (i) the representations and warranties set forth in 3(b) above shall be true and correct in all material respects at and as of the Closing Date;

          (ii) the Buyers shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

          (iii) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

          (iv) the Buyers shall have delivered to the Sellers a certificate to the effect that each of the conditions specified above in 7(b)(i)-(iii) is satisfied in all respects;

     (v) the Company shall have issued 1,000,000 shares of its common stock, in the aggregate, to the persons listed on Schedule II to this Agreement in
                                               ------------
satisfaction  of  amounts  owed  to  those  people  by  the  Company;

     (vi) the Company shall have sold its operating assets to Anthony Genova as contemplated by Section 7(a)(xv) above.

          (vii) all actions to be taken by the Buyers in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be satisfactory in form and substance to the Seller.

The Sellers may waive any condition specified in this 7(b) at or prior to the Closing and their delivery to Buyers of the things required in Section 2(e) shall constitute Seller's declaration that all conditions precedent to its obligation to close have been satisfied.

     8.  REMEDIES  FOR  BREACHES  OF  THIS  AGREEMENT.
         --------------------------------------------

     (a)  Survival  of  Representations  and  Warranties.
          ----------------------------------------------

     All of the representations and warranties of the Parties shall survive the Closing hereunder (even if a Party knew or had reason to know of any misrepresentation or breach of warranty by another Party at the time of Closing) and continue in full force and effect for a period of three years thereafter; provided, however, that the representations and warranties contained in Sections 3(a), 3(b) and 4(c) shall survive the Closing hereunder (even if a Party knew or had reason to know of any misrepresentation or breach of warranty by another Party at the time of Closing) and continue in full force and effect for a period equal to the applicable statute of limitations.

     (b)  Indemnification  Provisions  for  Benefit  of  the  Buyer.
          ---------------------------------------------------------

          (i) In the event the Sellers breach (or in the event any third party alleges facts that, if true, would mean the Sellers have breached) any of their representations, warranties, and covenants contained herein, and, if there is an applicable survival period pursuant to 8(a) above, provided that the Buyers make a written claim for indemnification against the Sellers pursuant to 11(h) below within such survival period, then the Sellers shall, jointly and severally, indemnify the Buyers from and against the entirety of any Adverse Consequences the Buyers may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Buyers may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

          (ii) The Sellers shall, jointly and severally, indemnify the Buyers from and against the entirety of any Adverse Consequences the Buyers may suffer resulting from, arising out of, relating to, in the nature of, or caused by any Liability of the Company (whether or not accrued or otherwise disclosed) (x) for any Taxes of the Company with respect to any Tax year or portion thereof ending on or before the Closing Date ((or for any Tax year beginning before and ending after the Closing Date to the extent allocable (determined in a manner consistent with 9(b)) to the portion of such period beginning before and ending on the Closing Date)) and (y) for the unpaid Taxes of any Person (other than the Company) under Reg. 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

          (iii) The Sellers shall, jointly and severally, indemnify the Buyers from and against the entirety of any Liabilities arising out of the ownership of the Shares or operation of the Company prior to the Closing.

          (iv) The Sellers shall, jointly and severally, indemnify the Buyers from and against the entirety of any Adverse Consequences the Buyers may suffer resulting from, arising out of, relating to, in the nature of, or caused by any Indebtedness of the Company existing as of the Closing Date.

     (c)  Indemnification  Provisions  for  Benefit of the Seller.  In the event
          -------------------------------------------------------
the Buyers breach (or in the event any third party alleges facts that, if true, would mean the Buyers has breached) any of their representations, warranties, and covenants contained herein, and, if there is an applicable survival period pursuant to 8(a) above, provided that the Sellers make a written claim for indemnification against the Buyers pursuant to 11(h) below within such survival period, then the Buyers shall, jointly and severally, indemnify the Sellers from and against the entirety of any Adverse Consequences the Sellers may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Sellers may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

     (d)  Matters  Involving  Third  Parties.
          ----------------------------------

          (i)  If  any  third  party  shall  notify  any Party (the "Indemnified
                                                                     -----------
Party")  with  respect to any matter (a "Third Party Claim") which may give rise
                                         -----------------
to  a  claim  for  indemnification  against  any  other Party (the "Indemnifying
                                                                    ------------
Party") under this 8, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; provided, however, that no delay on the
                                         -----------------
part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

          (ii) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing within 10 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (B) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (C) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (D) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice adverse to the continuing business interests of the Indemnified Party, and (E) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

          (iii) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with 8(d)(ii) above, (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

          (iv) In the event any of the conditions in 8(d)(ii) above is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (B) the Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including attorneys' fees and expenses), and (C) the Indemnifying Parties will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this 8.

(e)     Other  Indemnification  Provisions.
        ----------------------------------

     Each Seller hereby agrees that he will not make any claim for indemnification against the Company by reason of the fact that he was a director, officer, employee, or agent of the Company or was serving at the request of the Company as a partner, trustee, director, officer, employee, or agent of another entity (whether such claim is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, or otherwise and whether such claim is pursuant to any statute, charter document, bylaw, agreement, or otherwise) with respect to any action, suit, proceeding, complaint, claim, or demand brought by the Buyers against such Sellers (whether such action, suit, proceeding, complaint, claim, or demand is pursuant to this Agreement, applicable law, or otherwise).

     9.  TAX  MATTERS.  The  following provisions shall govern the allocation of
         ------------
responsibility as between the Buyers and the Sellers for certain tax matters following the Closing Date. Sellers have caused federal and applicable state tax returns to be filed for the Company covering the year ended December 31, 2001, and no taxes were owed under any such returns. Buyers shall cause the Company to prepare and file all tax returns due for 2002 and subsequent years.

     (a)  Cooperation on Tax Matters.  Sellers agree to provide to Buyers copies
          --------------------------
of all tax returns in Sellers' possession filed by the Company and of all books and records of the Company in Sellers' possession. Each Seller also agrees to cooperate with Buyers and the Company to answer their questions regarding all tax returns filed by the Company while any Seller was an executive officer and director of the Company.

     (b)  Certain  Taxes.  All  transfer,  documentary,  sales,  use,  stamp,
          --------------
registration and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement shall be paid by the Sellers when due, and Sellers will, at their own expense, file all necessary Tax Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Taxes and fees, and, if required by applicable law, the Buyers will, and will cause its affiliates to, join in the execution of any such Tax Returns and other documentation.

     10.  TERMINATION.
          -----------

     (a)  Termination of Agreement.  The Parties may terminate this Agreement as
          ------------------------
provided  below:

          (i) the Buyers and the Sellers may terminate this Agreement by mutual written consent at any time prior to the Closing;

          (ii) the Buyers may terminate this Agreement by giving written notice to the Sellers on or before the 10th day following the date of this Agreement if the results its legal, business and accounting due diligence shall have revealed any material breach of this Agreement by Sellers or the Company, or that any representation or warranty of Sellers or the Company in this Agreement is false in any material respect; provided, however, that the 10 day period referred to above shall be extended by the number of days that elapse between the date that the Buyers or their agent make a reasonable due diligence request and the date that the items requested by the Buyers are received by the Buyers or their agent;

          (iii) the Buyers may terminate this Agreement by giving written notice to the Sellers at any time prior to the Closing (A) in the event the Sellers have breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Buyers have notified the Sellers of the breach, and the breach has continued without cure for a period of 10 days after the notice of breach or (B) if the Closing shall not have occurred on or before June 30, 2002 by reason of the failure of any condition precedent under 7(a) hereof (unless the failure results primarily from the Buyers themselves breaching any representation, warranty, or covenant contained in this Agreement); and

          (iv) the Sellers may terminate this Agreement by giving written notice to the Buyers at any time prior to the Closing (A) in the event the Buyers have breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Sellers have notified the Buyers of the breach, and the breach has continued without cure for a period of 10 days after the notice of breach or (B) if the Closing shall not have occurred on or before June 30, 2002, by reason of the failure of any condition precedent under 7(b) hereof (unless the failure results primarily from the Sellers themselves breaching any representation, warranty, or covenant contained in this Agreement).

     (b)  Effect  of  Termination.
          -----------------------

          (i) If this Agreement terminates pursuant to 10(a)(i), 10(a)(ii) or 10(a)(iii) above, all rights and obligations of the Parties hereunder shall terminate without any Liability of any Party to any other Party, except for any Liability of the Sellers if the Sellers are then in breach. Notwithstanding the foregoing, if the Buyers terminate this Agreement as the result of the Sellers' breach of Section 5(g) (Exclusivity) hereof, the Sellers shall reimburse the Buyers' fees and expenses incurred in connection with the negotiation of this Agreement and all related agreements and documents and the transactions contemplated by this Agreement and such related documents, including attorneys' fees, and any due diligence work performed by the Buyers whether incurred prior to or after the date of this Agreement, all of which shall not in the aggregate exceed Fifty Thousand Dollars ($50,000).

     (ii) If the Sellers terminate this Agreement pursuant to Section 10(a)(iv) above, all rights and obligations of the Parties hereunder shall terminate without any Liability of any Party to any other Party and the Sellers may retain the Escrow Amount pursuant to, and in accordance with, Section 2(b) hereof as liquidated damages.

     11.   LIABILITY AND RESPONSIBILITIES OF THE ESCROW AGENT.  The Escrow Agent
           ---------------------------------------------------
shall act as set forth in Sections 2 and 11 of this Agreement and shall have only such liability and responsibilities as are expressly set forth in such Sections. Escrow Agent shall have no duties under any part of this Agreement except Sections 2 and 11 hereof, nor any agreement or other document executed in connection with this Agreement, except as may be expressly stated herein. The term "Escrow Agent" shall include all successors of Escrow Agent.

     (a) Termination of the Escrow. Once the Escrow Amount has either been delivered to Sellers or returned to Buyers as appropriate, the escrow herein created shall terminate. Escrow Agent shall deliver to Sellers and Buyers a written accounting of all funds placed into Escrow.

     (b) Resignation of Escrow Agent. Escrow Agent may resign at any time or cease to serve for any reason without penalty or liability to any person, except to transfer the funds in escrow as required in this paragraph. Upon Escrow Agent's resignation or inability to serve for any reason, he shall turn over all funds then in escrow to a successor Escrow Agent chosen by mutual written agreement of Buyers and Sellers, or as he is otherwise jointly instructed in writing by Buyers and Sellers. If Escrow Agent should decease or become physically or mentally incapable of transferring the funds in escrow as herein required, Buyers may apply to the appropriate District Court of the State of New York for an order releasing the escrowed funds to a successor Escrow Agent or to Buyers, and neither Seth A. Farbman nor Seth A. Farbman, PC, nor their respective successors or estates shall be liable to any person for any expenses, attorneys' fees or other charges arising from such acts taken by Buyers to recover the escrow funds. Escrow Agent's resignation or other failure to serve hereunder shall not terminate the escrow unless the Buyers and Sellers agree in writing to terminate the escrow.

     (c) Fees and Expenses of the Escrow Agent. All fees and expenses of the Escrow Agent shall be paid by Sellers.

     (d) Status of Escrow Agent. In performing his duties, Escrow Agent shall not be deemed an agent, attorney or servant of the Company or Buyers.

     (e) Liability of the Escrow Agent. In performing any of his duties hereunder, the Escrow Agent shall not incur any liability to anyone for any damages, losses or expenses, except for willful misconduct or gross negligence and he shall, accordingly, not incur any such liability with respect to:

     (i) any action taken or omitted in good faith upon written advice of his counsel given with respect to any questions relating to the duties and responsibilities of the Escrow Agent under this Agreement, or

     (ii) any action taken or omitted in reliance upon any instrument, including the written advices provided for herein, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information contained therein, which the Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a proper person or persons, and to conform with the provisions of this Agreement.

     (f) Information and Indemnity. Buyers and Sellers each agree to provide to Escrow Agent all information necessary to facilitate the administration of the escrow herein created, and Escrow Agent may rely upon any representation so made. Buyers and Sellers hereby agree to indemnify and hold harmless the Escrow Agent against any and all claims, losses, damages, liabilities, costs and expenses, including reasonable costs of investigation and counsel fees and disbursements, which may be imposed upon Escrow Agent or incurred by Escrow Agent in connection with his acceptance of appointment as Escrow Agent hereunder or the performance of his duties hereunder, including any litigation arising from this Agreement or involving the subject matter hereof. However, such indemnity shall not include acts or omissions to act of Escrow Agent which involve gross negligence or willful misconduct.

     (g) Interpleader. If at any time a dispute arises as to the duties of Escrow Agent and the terms hereof, whether brought by a Party to this Agreement or a non-party, Escrow Agent may deposit the funds in escrow with the Clerk of the District Court of New York and may interplead the other Parties hereto. Upon so depositing such things and funds and filing its complaint in interpleader, Escrow Agent shall be completely discharged and released from all further liability or responsibility hereunder. The other Parties hereto, for themselves, their heirs, successors and assigns, do hereby submit themselves to the jurisdiction of said Court and do hereby appoint the Clerk of said Court as their agent for service of all process in connection with any such proceedings.

     (h) Notices; Orders of Court, Etc. Escrow Agent is hereby expressly authorized and directed to disregard any and all notices or warnings not specifically called for in or permitted by this Agreement, or by any other person or entity not party to this Agreement, excepting only orders or process of court, and is hereby expressly authorized to comply with and obey any and all orders, judgments, or decrees of any court, and in case Escrow Agent obeys or complies with any such order, judgment, or decree of any court, it shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding that any such order, judgment, or decree may be subsequently reversed, modified, annulled, set aside or vacated, or found to have been entered without jurisdiction. Escrow Agent assumes no responsibility for the validity or sufficiency of any documents, papers or payments deposited or called for hereunder, nor shall Escrow Agent have any duties or responsibilities, except as shall be expressly set forth in this Agreement in unambiguous language.

     (i) Notices to Parties. All notices, demands or requests required or authorized hereunder by Escrow Agent shall be given as provided in Section12 of this Agreement.

     12.  MISCELLANEOUS.
          --------------

     (a)  Facsimile Execution and Delivery.  Facsimile execution and delivery of
          --------------------------------
this Agreement is legal, valid and binding execution and delivery for all purposes.

     (b)  Press  Releases  and  Public  Announcements.  No Party shall issue any
          -------------------------------------------
press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Party; provided,
                                                                       ---------
however, that any Party may make any public disclosure it believes in good faith
- -------
is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its best efforts to advise the other Parties prior to making the disclosure).

     (c)  No  Third-Party  Beneficiaries.  This  Agreement  shall not confer any
          ------------------------------
rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

     (d)  Entire Agreement.  This Agreement (including the documents referred to
          ----------------
herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

     (e)  Succession  and  Assignment.  This Agreement shall be binding upon and
          ---------------------------
inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of the Buyers and the Sellers; provided, however, that the Buyers may
(i) assign any or all of its rights and interests hereunder to one or more of its Affiliates, and (ii) designate one or more of its Affiliates to perform its obligations hereunder, but no such assignment shall operate to release Buyers or a successor from any obligation hereunder unless and only to the extent that the Sellers agree in writing.

     (f)  Counterparts.  This  Agreement  may  be  executed  in  one  or  more
          ------------
counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     (g)  Headings.  The  section  headings  contained  in  this  Agreement  are
          --------
inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     (h)  Notices.  All  notices,  requests,  demands,  claims,  and  other
          -------
communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

     If  to  the  Sellers:
     ---------------------

     Mr.  Anthony  Genova
     16  Cleveland  Place
     Glen  Cove,  New  York  11542
     Fax:  (516)  671  -  8899

     With  a  copy  (which  shall  not  constitute  notice)  to:
     -----------------------------------------------------------

     Seth  A.  Farbman  PC
     301  Eastwood  Road
     Woodmere,  New  York  11598
     Fax:  (516)  569-6084

     If  to  the  Buyers:
     --------------------

     Ronald  C.  H.  Lui
     Loyalty  United  (US),  Inc.
     54  Pine  Street,  4th  Floor
     New  York,  New  York  10005
     Fax  (212)  809-8016

     With  a  copy  (which  shall  not  constitute  notice)  to:
     ----------------------------------------------------------

     Louis  A.  Bevilacqua,  Esq.
     Bevilacqua,  P.C.
     54  Pine  Street,  4th  Floor
     New  York,  New  York  10005
     Fax:  (203)  286-1108

     If  to  the  Escrow  Agent:
     --------------------------

     Seth  A.  Farbman  PC
     301  Eastwood  Road
     Woodmere,  New  York  11598
     Fax:  (516)  569-6084

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

     (i)  Governing  Law.  This  Agreement shall be governed by and construed in
          --------------
accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

     (j)  Amendments  and  Waivers.  No  amendment  of  any  provision  of  this
          ------------------------
Agreement shall be valid unless the same shall be in writing and signed by the Buyers and the Sellers. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     (k)  Severability.  Any term or provision of this Agreement that is invalid
          ------------
or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     (l)  Expenses.  Each  of  the  Parties and the Company will bear his or its
          --------
own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. The Sellers agree that the Company has not borne nor will it bear any of the Seller's costs and expenses (including any legal fees and expenses) in connection with this Agreement or any of the transactions contemplated hereby.

     (m)  Construction.  The  Parties  have  participated  jointly  in  the
          ------------
negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state or local statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word
"including" shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant. Nothing in the Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein, however, unless the Disclosure
Schedule identifies the exception with particularity and describes the relevant facts in detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself).

     (n)  Incorporation  of  Exhibits,  Annexes,  and  Schedules.  The Exhibits,
          ------------------------------------------------------
Annexes, and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

     (o)  Specific  Performance.  Each  of  the  Parties acknowledges and agrees
          ---------------------
that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter (subject to the provisions set forth in 10(p) below), in addition to any other remedy to which they may be entitled, at law or in equity.

     (p)  Submission  to  Jurisdiction.  Each  of  the  Parties  submits  to the
          ----------------------------
jurisdiction of any state or federal court sitting in New York, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto. Any Party may make service on any other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in 11(h) above. Nothing in this 11(p), however, shall affect the right of any Party to bring any action or proceeding arising out of or relating to this Agreement in any other court or to serve legal process in any other manner permitted by law or at equity. Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.

     IN WITNESS WHEREOF, the undersigned Parties have executed this Agreement as of the date first above written.

                              SELLERS:

                               /s/  Anthony  Genova
                               --------------------
                              Anthony  Genova

                              /s/  Lawrence  Genova
                              ---------------------
                              Lawrence  Genova

                              /s/  Joseph  Marks
                              --------------------
                              Joseph  Marks

                              /s/  William  Quinn
                              -------------------
                              William  Quinn

                              /s/  Michael  Makropoulos
                              --------------------------------
                              Michael  Makropoulos


                              COMPANY:

                              CARSUNLIMITED.COM,  INC.


                              By:/s/  Anthony  Genova
                                  --------------------
                                   Anthony  Genova,  President


                              BUYERS:

                              /s/  Douglas  Shih
                              ------------------
                              Douglas  Shih

                              LOYALTY  UNITED  (US),  INC.


                              By:/s/  Ronald  C.  H.  Lui
                                  ------------------------
                                   Ronald  C.  H.  Lui,  President

                              C  H  VENTURES,  INC.


                              By:/s/  Ronald  C.  H.  Lui
                                  ---------------------------------------
                                   Ronald  C.  H.  Lui,  President

     IN WITNESS WHEREOF, the undersigned Escrow Agent has executed this Agreement as of the date first above written in order to evidence his assent to Sections 2(b) and 11 of this Agreement only. The Escrow Agent shall not be bound by any of the other provisions of this Agreement.


                              SETH  A.  FARBMAN,  PC,
                              As  Escrow  Agent


By:  /s/  Seth  A.  Farbman
     ----------------------
     Seth  A.  Farbman,  Esq.
      Principal

     APPENDIX  A

     DEFINITIONS

     As used herein, the following terms have the respective meanings set forth below:


     "Adverse  Consequences"  means  all  actions, suits, proceedings, hearings,
      ---------------------
investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, liens, losses, lost value, expenses, and fees, including court costs and attorneys' fees and expenses.

     "Affiliate"  has  the  meaning  set  forth in Rule 12b-2 of the regulations
      ---------
promulgated  under  the  Securities  Exchange  Act.

     "Buyer"  has  the  meaning  set  forth  in  the  preface  above.
      -----

     "Closing"  has  the  meaning  set  forth  in  2(d)  above.
      -------

     "Closing  Date"  has  the  meaning  set  forth  in  2(d)  above.
      -------------

     "Code"  means  the  Internal  Revenue  Code  of  1986,  as  amended.
      ----

     "Company"  means  Carsunlimited.com  and  its  subsidiaries,  if  any.
      -------

     "Disclosure  Schedule"  has  the  meaning  set  forth  in  4  above.
      --------------------

     "Financial  Statements"  has  the  meaning  set  forth  in  4(d)  above.
      ---------------------

     "GAAP"  means  United States generally accepted accounting principles as in
      ----
effect  from  time  to  time.

     "Governmental  Authority"  means  any  federal,  state,  municipal or other
      -----------------------
governmental department, commission, board, bureau, agency or instrumentality, or any court of the United States of America or any political subdivision thereof, or of any other country.

     "Indebtedness"  of any Person means, in each case whether or not accrued on
      ------------
the books of such Person, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (b) all obligations of such Person upon which interest charges are customarily paid or which are evidenced by notes, bonds, debentures, credit agreements or similar agreements or investments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (d) all obligations of such Person under capitalized leases, (e) all obligations of such Person in respect of acceptances, letters of credit or letters of guaranty issued or created for the account of such Person, and (f) all liabilities secured by any Security Interest on any property owned by such Person, whether or not such Person has assumed or otherwise become liable for the payment thereof.

     "Indemnified  Party"  has  the  meaning  set  forth  in  8(d)(i)  above.
      ------------------

     "Indemnifying  Party"  has  the  meaning  set  forth  in  8(d)(i)  above.
      -------------------

     "Liability" means any liability (whether known or unknown, whether asserted
      ---------
or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

     "Ordinary  Course  of  Business"  means  the  ordinary  course  of business
      ------------------------------
consistent with past custom and practice (including with respect to quantity and
      -
frequency).

     "Parties"  has  the  meaning  set  forth  in  the  preface  above.
      -------

     "Person"  means  an  individual,  a  partnership,  a corporation, a limited
      ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

     "Purchase  Price"  has  the  meaning  set  forth  in  2(b)  above.
      ---------------

     "SEC"  means  the  U.S.  Securities  and  Exchange  Commission.
      ---

     "Securities  Act"  means  the  Securities  Act  of  1933,  as  amended.
      ---------------

     "Securities  Exchange  Act"  means  the Securities Exchange Act of 1934, as
      -------------------------
amended.

     "Security  Interest"  means  any  adverse  claim,  mortgage,  pledge, lien,
      ------------------
encumbrance, option, restriction on transfer, easement, right of way, matter of survey, charge, or other security interest.

     "Seller"  has  the  meaning  set  forth  in  the  preface  above.
      ------

     "Shares"  has  the  meaning  set  forth  in  the  recitals  above.
      ------

     "Subsidiary" means any corporation with respect to which a specified Person
      ----------
(or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

     "Tax"  means  any  federal, state or local income, gross receipts, license,
      ---
payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

     "Tax  Liability"  has  the  meaning  set  forth  in  4(h)(iii)  above.
      --------------

     "Tax  Return"  means  any return, declaration, report, claim for refund, or
      -----------
information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

     "Third  Party  Claim"  has  the  meaning  set  forth  in  8(d)(i)  above.
      -------------------

                                   SCHEDULE I

                           PURCHASE AND SALE OF SHARES

SELLERS:

                                                                      PURCHASE  PRICE
                                          NUMBER  OF  SHARES          PER  SHARE
 NAME OF SELLER     ADDRESS OF SELLER     TO BE SOLD AT THE CLOSING                        TOTAL PURCHASE PRICE
 ------------------------------------   ---------------------------  -----------------  ------------------------

Anthony Genova                                     15,650,000             $0.013           $203,450
Lawrence Genova                                       150,000             $0.013             $1,950
Joseph Marks                                        4,450,000             $0.013            $57,850
William Quinn                                         300,000             $0.013             $3,900
Michael Makropoulos                                   450,000             $0.013             $5,850

                                TOTAL:             21,000,000                              $273,000


                                                              NUMBER OF
                                                              SHARES TO BE
                                                              PURCHASED  AT
NAME OF BUYER            ADDRESS OF BUYER                     THE CLOSING     PURCHASE PRICE   TOTAL PURCHASE
                                                                               PER SHARE          PRICE
                           1359 Broadway
                           Suite 1814
Douglas Shih               New York, NY  10018                  10,500,000       $0.013          $136,500

                           54 Pine Street
                           4th Floor
Loyalty United (US), Inc.  New York, NY  10005                   2,500,000       $0.013           $32,500

                           54 Pine Street
                           4th Floor
C H Ventures Inc.          New York, NY  10005                   8,000,000       $0.013          $104,000


                                   SCHEDULE II

                      SHARES ISSUABLE BY COMPANY AT CLOSING


NAME,  ADDRESS  AND  SOCIAL  SECURITY  NO.  (OR  EIN)
     NUMBER  OF  SHARES  TO  BE  ISSUED

Russell  Machover
52  Maple  Run  Drive
Jericho,  New  York  11753
SSN  ###-##-####     850,000

Seth  A.  Farbman,  PC
301  Eastwood  Road
Woodmere,  New  York  11598
06-1581519     100,000

Jon  Gilchrist
[ADDRESS]
[SOCIAL  SECURITY  NUMBER]     50,000

                                        TOTAL  -  1,000,000

     ANNEX  I

     Exceptions to the Sellers' Representations and Warranties Concerning the Transaction


None.

     ANNEX  II

     Exceptions to the Buyer' Representations and Warranties Concerning the Transaction


None.

     DISCLOSURE  SCHEDULE



     "None" below indicates that no exception is taken to the specified representation and warranty and that such representation and warranty is made as specified in the Agreement.


     None

APPENDIX B

                            CARSUNLIMITED.COM, INC.
                                   PO Box 446
                            Seacliff, New York  11579
                                 (516) 671-5551

                                    ---------

  INFORMATION STATEMENT PURSUANT TO SECTION 14(F) OF THE SECURITIES EXCHANGE ACT
                        OF 1934 AND RULE 14F-1 THEREUNDER

     This Information Statement is being mailed on or before June 17, 2002, to holders of record on June 4, 2002, of shares of Common Stock ("Common Stock") of Carsunlimited.com, Inc., a Nevada corporation (the "Company") in connection with an anticipated change in all officers and members of the Company's Board of Directors. The information contained in this Information Statement regarding the persons designated to become officers and directors of the Company has been furnished to the Company by third parties and the Company assumes no responsibility for its accuracy or completeness. The information contained in this Information Statement is being provided pursuant to Section 14(f) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 14f-1 of the
Securities  and  Exchange  Commission  (the  "SEC")  thereunder.

     On May 22, 2002, Anthony Genova, the President of the Company, Lawrence Genova, a director of the Company, Joseph Marks, a Director of the Company and the Company's VP of Internet Marketing Development, William Quinn, a director of the Company and the Company's Treasurer and Secretary and Michael Makropoulos, a director of the Company (collectively, the "Sellers") entered into a Stock Purchase Agreement (the "Purchase Agreement") with Douglas Shih, Loyalty United
(US), Inc. and CH Ventures, Inc. (collectively, the "Purchasers"), who are not currently affiliated with the Company or any of the Sellers, pursuant to which the Sellers will sell to the Purchasers, in the aggregate, 21,000,000 shares of the Company's Common Stock representing control of the Company (the "Control Shares") on terms described below. Nevada law does not require approval of this stock sale by the Company's shareholders, and their approval will not be sought.

     WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     The closing under the Purchase Agreement (the "Closing") will result in a change in control of the Company. As a result, at the Closing under the Purchase Agreement, the current officers and directors of the Company will resign, and persons designated by the Purchaser will be appointed as the new officers and directors of the Company. It is the intention of the Sellers to complete Closing under the Purchase Agreement as soon as reasonably possible, but in any event no later than June 28, 2002.

     This Information Statement is being delivered to provide information regarding anticipated changes in the membership of the Board of Directors of the Company in conjunction with completion of the proposed stock sale, and is provided for information purposes only. You are urged to read this Information Statement carefully. However, no action on your part is sought or required.

                           TERMS OF THE STOCK PURCHASE

     Under the terms of the Purchase Agreement, the Sellers are selling a total of 21,000,000 shares in a private transaction for an aggregate purchase price of $273,000 or $0.013 per Control Share (the "Purchase Price"). The Purchase Price, however, will be reduced by the amount of the Company's outstanding liabilities as of the closing (the "Closing") of the transactions contemplated by the Purchase Agreement. The Control Shares as of this date amount to approximately 79% of the Company's issued and outstanding common stock.

     The sale of the Control Shares will not be registered under the Securities Act of 1933, as amended (the "Act"), but will be made in reliance upon an exemption from the Act's registration requirements. The Company and the Sellers believe that the sale of the Control Shares as herein described will be exempt from registration under Section 4(1) of the Act on the basis that it is a transaction by persons other than the issuer, an underwriter or dealer, because:

     (a) The Control Shares have been offered and will be sold only to the Purchasers, and no public offering or distribution has occurred or will occur, and the Sellers are selling for their own account and not acting for the Company in any way;

     (b) The Purchasers have affirmatively represented to the Sellers that, among other things, they are acquiring the Control Shares for investment with no current intention of reselling or distributing the Control Shares, and that they have sufficient knowledge and experience in business, financial and tax matters to evaluate the risks and merits of purchasing the Control Shares.

     (c) The Purchasers have been or will be given information or access to information about the Company equivalent to what would have been contained in a registration statement filed under the Act; and

     (d) The certificate(s) delivered to the Purchasers evidencing the Control Shares will bear a customary form of investment legend restricting transfer, and a stop transfer order will be placed in the Company's transfer records as to all such shares.

                       INFORMATION CONCERNING THE COMPANY

BUSINESS

     Information concerning the business of the Company and its results of operations and financial condition are incorporated by reference to its Annual Report on Form 10-KSB for the year ended December 31, 2001, as filed with the Securities and Exchange Commission and available electronically on EDGAR at www.sec.gov.
    -------

DESCRIPTION  OF  SECURITIES

     The following description is a summary and is qualified in its entirety by the provisions of the Company's Articles of Incorporation and Bylaws, copies of which have been filed as exhibits to the Company's registration statement on
Form  SB-2,  filed  with  the  Commission  on  August  14,  2000  and  available electronically  on  EDGAR  at  www.sec.gov.
                               -----------

     COMMON  STOCK.

     General. The Company is authorized to issue 50,000,000 shares of common stock par value $0.001. As of May 24, 2002, there were 26,530,000 common shares issued and outstanding. All shares of common stock outstanding are validly issued and non-assessable.

     Voting Rights. Each share of common stock entitles the holder to one vote, either in person or by proxy, at meetings of shareholders. The holders are not permitted to vote their shares cumulatively. Accordingly, the holders of common stock holding, in the aggregate, more than fifty percent of the total voting rights can elect all of the Company's directors and, in such event, the holders of the remaining minority shares will not be able to elect any of such directors. The vote of the holders of a majority of the issued and outstanding shares of common stock entitled to vote thereon is sufficient to authorize, affirm, ratify or consent to such act or action, except as otherwise provided by law.

     Dividend Policy. All shares of common stock are entitled to participate proportionally in dividends if the Board of Directors declares them out of the funds legally available and subordinate to the rights, if any, of the holders of outstanding shares of preferred stock. These dividends may be paid in cash, property or additional shares of common stock. The Company has not paid any dividends since inception and presently anticipates that all earnings, if any, will be retained for development of its business. Any future dividends will be at the discretion of our Board of Directors and will depend upon, among other things, the Company's future earnings, operating and financial condition, capital requirements, and other factors. Therefore, there can be no assurance that any dividends on the common stock will be paid in the future.

     Miscellaneous Rights and Provisions. Holders of common stock have no preemptive or other subscription rights, conversion rights, redemption or sinking fund provisions. In the event of our dissolution, whether voluntary or involuntary, each share of common stock is entitled to share proportionally in any assets available for distribution to holders of our equity after satisfaction of all liabilities and payment of the applicable liquidation preference of any outstanding shares of preferred stock.

     PREFERRED  STOCK.

     General.  No  preferred  stock  has  been  authorized.

     Dividends, Voting, Liquidation, & Redemption. Upon issuance, the Company's Board of Directors will determine the rights and preferences of shares of preferred stock. The Board of Director's ability to issue preferred stock without further shareholder approval has the potential to delay, defer or prevent a change in control of the Company. Moreover, the Board of Director's broad discretion in designating specific rights and preferences may have the potential to dilute or devalue the stock held by the common shareholders.

                      PRINCIPAL STOCKHOLDERS OF THE COMPANY

     The following tables set forth the beneficial ownership of the Company prior and immediately following the Closing:

STOCKHOLDINGS  PRIOR  TO  CLOSING

     The following table sets forth, as of the date of this Information Statement, the stock ownership of each executive officer and director of the Company, all directors and executive officers as a group, and each person known by the Company to be a beneficial owner of more than five percent of its issued and outstanding Common Stock. As of such date, the Company had a total of 26,530,000 shares of Common Stock issued and outstanding. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares. Except as otherwise noted, no person listed below has any options, warrants, or other rights to acquire additional securities of the Company.

Name  and  Address               Amount  and  Nature               Percent
of  Beneficial  Owner          of  Beneficial  Owner(1)          of  Class
---------------------          ------------------------          ---------

Anthony  J.  Genova,  Jr.               16,086,000                 60.6%
Director
PO  Box  446
Seacliff,  New  York  11579

Paul  Greco  Family
   Ltd. Partnership                       735,000(2)               2.77%
500 North Broadway
Jericho, NY 11579

The  Greco  Family  Ltd.
   Partnership                            735,000(2)               2.77%
500 North Broadway
Jericho, NY 11579

Michael  Makroplous  (3)                  450,000                  1.69%
Director
PO  Box  446
Seacliff,  New  York  11579

Joseph  Marks  (3)                      4,450,000                 16.77%
Director
PO  Box  446
Seacliff,  New  York  11579

William  Quinn                            300,000                  1.13%
Secretary  and  Treasurer
PO  Box  446
Seacliff,  New  York  11579

Lawrence  Genova                          150,000                    (*)
Director
PO  Box  446
Seacliff,  New  York  11579

All  directors  and  executive
officers  as  a
group  (5  persons)                    21,436,000                 80.7%

______________________________________

(*)  Represents  less  than  1%

(1) These figures are based upon 26,530,000 shares of the Company's common stock issued and outstanding as of May 24, 2002. These figures include an aggregate of 2,550,000 shares of the Company's common stock that have been authorized for issuance but have not been physically issued or delivered. These shares have not yet been physically delivered to their respective shareholders due to the Company's inability to make payment to its transfer agent on outstanding invoices. Except as otherwise noted in these footnotes, the nature of beneficial ownership for shares reported in this table is sole voting and investment power.

(2) Such shares have been authorized for issuance, but have not been physically issued or delivered. They are included in the Company's calculation of 26,530,000 shares of common stock outstanding. Such shares are subject to a leak out provision of 10% per month. The aggregate number of shares owned by the group, comprised of the Paul Greco Family Ltd. Partnership and The Greco Family Ltd. Partnership, is 5.7% of the Company's outstanding common stock.

(3)  Michael  Makroplous  and  Joseph  Marks  are  brothers.

STOCKHOLDINGS  FOLLOWING  THE  CLOSING

     The table below sets forth the name and address of every person who, following the Closing, will be a director or executive officer of the Company, such directors and executive officers as a group, and other persons who will, to the Company's knowledge, own of record or beneficially more than five percent of its issued and outstanding Common Stock. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares. Except as otherwise noted, no person listed below has any options, warrants, or other rights to acquire additional securities of the Company.

Name  and  Address               Amount  and  Nature               Percent
of  Beneficial  Owner          of  Beneficial  Owner               of  Class
---------------------          ---------------------               ---------

Douglas  Shih                         10,500,000  (1)               39.57%
CEO,  President  and  Director
1359  Broadway
Suite  1814
New  York,  NY  10018

Ronald  C.  H.  Lui                  10,500,000  (2)               39.57%
Treasurer  and  Secretary
and  Director
54  Pine  Street,  4th  Floor
New  York,  NY  10005

All  directors  and  executive
officers  as  a
group  (two  persons)                21,000,000 (1)(2)             79.14%
__________________

(1) Consists of shares purchased by Mr. Shih from the Sellers as described above.

(2) Consists of (a) 8,000,000 shares purchased from the Sellers by Loyalty United (US), Inc., a private investment company controlled by Mr. Lui, and (b) 2,500,000 shares purchased from the Sellers by CH Ventures, Inc., an entity wholly-owned by Mr. Lui. Mr. Lui is deemed to be the beneficial owner of these 10,500,000 shares.

     The Company is not aware of any material proceeding to which any of Messrs. Shih or Lui (the "Designees") is a party adverse to the interests of the Company or has a material interest adverse to the Company. During the past five years, none of the Designees has:

     (1) Petitioned for bankruptcy or had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

     (2) Been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (3) Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

     (4) Been found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     Lawrence Genova, brother of Anthony J. Genova, Jr., the Company's President and a director, provided computer related services to the Company. The Company has valued said services at $5,000 and on June 9, 2000 the Company, in consideration for such services, sold to Lawrence Genova 100,000 shares of the Company's Common Stock at a par value of $0.001, for a total purchase price of $100.00

     On July 20, 2001, Anthony J. Genova, Jr. transferred shares of common stock to Joseph Marks, a Director of the Company, as consideration for Mr. Marks's ongoing commitment to the Company in connection with Internet engineering and assisting the Company in its process of becoming listed on the OTC Bulletin Board.

CONFLICTS  OF  INTEREST

     The current officers and directors of the Company are selling the Control Shares to the Buyers. The sale of the Control Shares represents a potential conflict of interest in that the Sellers are making a current profit on the sale of their shares, irrespective of how other shareholders of the Company subsequently fare, none of whom have an opportunity to sell their own shares in such transaction nor to approve or consent to such sale.

                            MANAGEMENT OF THE COMPANY

CURRENT  BOARD  OF  DIRECTORS  AND  MANAGEMENT

The Company's Bylaws provide that it shall have a minimum of one director on the board at any time. Vacancies are filled by a majority vote of the remaining directors then in office. The directors and executive officers of the Company are as follows:


Name                         Age              Positions  Held
----                         ---               ---------------

Anthony  J.  Genova,  Jr.     42               Director,  President  &  CEO

Lawrence  Genova              45               Director

Michael  Makropoulos          43               Director

Joseph  ("Skip")  Marks       46               Director/VP of Internet Marketing
                                               Development

William  Quinn                53               Director/Treasurer and Secretary

The above named directors will serve as the directors until the Closing at which time their successors will be appointed as described below.

ANTHONY  J.  GENOVA,  JR.

Mr. Genova has 21 years experience in the automobile industry and the banking business. He has been employed with Chemical Bank and Marine Midland Bank. His banking experience includes sales, wholesale, credit and collections. Mr. Genova also has extensive experience in the Automotive Dealership area where he was General Manager, Finance and Insurance Manager. He has also been an independent representative for dealer sales involving extended service contracts, finance, and insurance training. Anthony Genova is the brother of Lawrence Genova.

LAWRENCE  GENOVA

Mr. Genova has been in the information services profession for 20 years. He currently is a software architect and engineer for North Shore Health Systems. Mr. Genova has a strong technical background in UNIX, NT/98/95, Cisco routers, Novell as well as mainframe and mini computer installations. Mr. Genova currently consults in large multi-platform computer centers. Lawrence Genova is the brother of Anthony Genova.

WILLIAM  F.  QUINN

Mr. Quinn has been a CPA for twenty five years. He has extensive experience in financial controls and management. Mr. Quinn is a graduate of Providence College, Rhode Island.

JOSEPH  "SKIP"  MARKS

After receiving a BS in Engineering from the Colorado School of Mines, Mr. Marks began his professional development at Nalco Chemical Company and then Schlumberger. After holding several management positions including Sales Manager, Regional Operations Manager, and National Business Development Manager, he moved to Marketing Manager, North America for the $250 Million Production Services line for Schlumberger. While in this position, he developed Intranet and Internet Sales and technology transfer strategies and coordinated all marketing activities including product development, product roll-outs, advertising and R and D input. Currently, he is Chairman of MaxVentures, Inc. an Internet business construction company. This company focuses on formative stage-business opportunities by supplying strategic direction, business preparation, web and software architecture, valuation, financial forecasts and sales and marketing strategies. Mr. Marks has U.S. and International Patents, is nationally published, and has an MBA in Finance and Marketing from Tulane University. Mr. Marks and Mr. Makropoulos are brothers.

MICHAEL  MAKROPOULOS

Mr. Makropoulos contributes more than 22 years of high-tech experience. Mr. Makropolous successfully established Pan-Kurta European distribution and operations in the United Kingdom and Belgium for Kurta Corp. a major computer peripherals manufacturer. More recently, he was responsible for sales and channel development for a division of Xerox. Presently, Michael is Vice-Chairman of MaxVentures, an Internet business construction firm. This company focuses on emerging and second stage e-businesses opportunities by supplying strategic direction, business preparation, web and software architecture, valuation, financial forecasts and sales and marketing strategies. In addition to being nationally published, he actively participates, speaks and panels for the World Computer Law Congress and the Software Publishers Association. Mr. Marks and Mr. Makropoulos are brothers.

     Other than the officers and directors named above, there are no employees who are expected to make a significant contribution to our corporation.

     Lawrence Genova, a director, is the brother of Anthony J. Genova, Jr., the Company's President, CEO and a director.

     Two of the Company's directors, Mr. Marks and Mr. Makropoulos, are brothers.

Upon the Closing, the officers and directors named above will resign as officers and directors of the Company, and the Board of Directors of the Company will be comprised of Douglas Shih and Ronald C. H. Lui, the Designees of the purchasers of the Control Shares.


COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

     The Company has no standing audit, nominating or compensation committee. It is contemplated that such committees will be formed after the Closing.

MANAGEMENT  AND  BOARD  OF  DIRECTORS  AFTER  THE  CLOSING

     None of the Designees named below is currently an officer or Director of or holds any position with the Company, nor are they known to own any shares of the Company. The following table identifies each of the Designees and executive officers of the Company who will take office at the Closing:



                            PROPOSED POSITION(S) WITH
NAME                AGE     THE COMPANY
---------------------------------------------------------------------
Douglas  Shih      49       CEO, President and Chairman of the Board
                            of Directors

Ronald  Lui        51       Treasurer,  Secretary  and  Director

DOUGLAS  SHIH


     Douglas Shih has been the General Manager of Lotusland Enterprise Co. Ltd. since 1986. Lotusland is based in Taipei, Taiwan and it acts as an exclusive sales agent for Pierre Cardin in Asia. He is responsible for all general operations, sales, procurement and production control. He also oversees Lotusland's subcontracted manufacturers in Singapore, Malaysia, Philippines, Thailand, Indonesia and Sri Lanka.

RONALD  C.  H.  LUI

     Ronald  Lui  is  the Chief Executive Officer and Chairman of Loyalty United
(US), Inc., a privately held investment holding Company and its subsidiary, Jihui Capital Services, Inc., a financial consulting firm. He has held such positions with Loyalty and Jihui since October 2001. During the period from April 2, 2001 to April 30, 2002, Mr. Lui acted as the Chief Executive Officer, President and a director of Minghua Group International Holdings Limited, a developer of alternative energy vehicles. For the previous five years prior to joining Minghua, Mr. Lui worked for Fuller International Development Ltd., a real estate development company, as the Southeast Asia Regional Director.

     None of the above Designees has received any compensation from the Company, and there have been no transactions between the Company and any of these Designees other than as set forth in this Information Statement.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

SUMMARY  COMPENSATION  TABLE

The following table sets forth summary information concerning compensation awarded to, earned by or paid to Anthony J. Genova, Jr., our Chairman and Chief Executive Officer, for the years ended December 31, 2001 and December 31, 2000.



                           SUMMARY COMPENSATION TABLE
                             Long-Term Compensation
                          -----------------------------
         Annual  Compensation         Awards        Payouts
        ---------------------         ------        -------
Name  and                             Restricted
Principal                             Stock
Position(s)        Year    Salary($)  Bonus($)    Other($)    Awards(#  shares)
                                                 Compensation

Anthony  Genova    2001    $124,000*
                   2000     $82,000

(*) Through December 31, 2001, Anthony J. Genova, Jr. earned approximately $124,000 of which $114,195 is accrued.



EMPLOYMENT  AGREEMENTS.

We currently have no written employment agreements with any of our key officers and directors.

OPTION  GRANTS  IN  FISCAL  YEAR  2001

We have not granted any options to our officers or directors to purchase shares of our common stock for the fiscal year ended December 31, 2001 or during the period from January 1, 2002 through the date of this Information Statement.

                             INDEMNIFICATION POLICY

     Section 6.09 of the Company's bylaws provides that the Company must indemnify its officers and directors for any liability including reasonable costs of defense arising out of any act or omission of any officer or director on behalf of the Company to the full extent allowed by the laws of the State of Nevada, if the officer or director acted in good faith and in a manner the officer or director reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful.

     Any indemnification under the bylaws (unless ordered by a court) must be made by the Company only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because the officer or director has met the applicable standard of conduct. This determination is made by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding, or, regardless of whether or not a quorum is obtainable and a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or by the stockholders of the Company.

     The Company's certificate of incorporation provides that no officer or director will be personally liable to the corporation or its shareholders for money damages except as provided pursuant to the Nevada Revised Statutes.

                         NO STOCKHOLDER ACTION REQUIRED

     This Information Statement is being provided for informational purposes only, and does not relate to any meeting of stockholders. Neither applicable securities laws, nor the corporate laws of the State of Nevada require approval of the sale of the Control Shares by the Company's stockholders. NO VOTE OR OTHER ACTION IS BEING REQUESTED OF THE COMPANY'S STOCKHOLDERS. THIS INFORMATION STATEMENT IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY.

     This Information Statement has been filed with the Securities and Exchange Commission and is available electronically on EDGAR at www.sec.gov.
                                                               -----------

     Following the Closing, the Company will file a Current Report on Form 8-K with the SEC reflecting the fact that the Closing has occurred and that the Designees have taken office.

                                   The  Board  of  Directors

June  17,  2002
Seacliff,  New  York